UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237)

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2010

Date of reporting period: May 1, 2009 — April 30, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PCOAX

Putnam Capital Opportunities Fund

Annual report
4|30|10

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam Capital
Opportunities
Fund

Annual report
4 | 30 | 10

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	12
Terms and definitions	14
Other information for shareholders	15
Financial statements	16
Federal tax information	42
Shareholder meeting results	43
About the Trustees	44
Officers	46

Message from the Trustees

Dear Fellow Shareholder:

Volatility returned to global equity markets this spring. This change was to be expected after the remarkable advances of the past year, but the headlines from Europe added fuel.

If 2009 can be characterized as a rebound from the liquidity crisis, the investment environment for 2010 is shaping up to be somewhat more difficult, one that requires analysis, insight, innovation, and expertise.

These attributes form the very core of Putnam’s analytic, active-management approach, which seeks to weather short-term periods of market dislocation, while preparing for the expected return of a more positive investing environment. With volatility rising in fixed-income markets, bond investors should benefit from active management as well.

We would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, which went into effect earlier this year. We would also like to welcome new shareholders to the fund, and thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking overlooked, underpriced small and midsize companies

Every company, whatever its industry, growth rate, or size, has an underlying value. This value is based in part on the cash flows the company generates. The price of a company’s stock, however, may not accurately reflect this underlying value. A stock may be mispriced for different reasons, and it is often the result of behavioral bias — when investors overreact to short-term factors.

Mispriced stocks can provide attractive opportunities for investors who have the expertise and insight to identify them. With the support of dedicated stock analysts, the manager of Putnam Capital Opportunities Fund looks for stocks that he believes are trading below their intrinsic value and can appreciate over time. It is up to him to uncover the reasons behind a stock’s valuation and to determine whether the market’s generally held assumptions are on target.

The fund focuses on stocks of small and midsize companies, which are typically covered by fewer analysts than large companies. With fewer analysts following these stocks, there may be more “overlooked” investment opportunities for the manager to pursue.

To uncover undervalued stocks with the long-term potential for growth, the manager draws on his own experience as well as that of the analysts in Putnam’s Global Equity Research organization. Because the fund is managed in the blend style, the manager is not focused solely on either growth- or value-style stocks and can choose from thousands of small and midsize U.S. companies. This flexibility means the fund’s portfolio is broadly diversified, which can help reduce the risk of investing in a narrow range of sectors or stocks.

In all his decisions, the manager is guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to sell stocks when they reach what is considered their true worth.

Consider these risks before investing: The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

Investor overreaction
can mean investment
opportunities

An important factor in the analysis for Putnam Capital Opportunities Fund is “behavioral insight.” Investors frequently focus on short-term financial performance while ignoring the potential for a stock to outperform over the long term. For example, they may overreact to a specific event, such as a management change, and either sell off the stock or buy it in large quantities. This overreaction can skew a stock’s price out of proportion to the real impact of the event. The result can develop into a buying or a selling opportunity for astute investment managers.

The portfolio manager and equity analysts for Putnam Capital Opportunities Fund determine behavioral rankings as part of their detailed stock-by-stock valuation process. Their process integrates behavioral insights and an in-depth analysis of each company’s fundamental worth.

Putnam Capital Opportunities Fund holdings have
spanned sectors and industries over time.

Performance
snapshot

Annualized total return (%) comparison as of 4/30/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

Interview with your
fund’s portfolio manager

Joseph Joseph

Joe, how did Putnam Capital Opportunities
Fund perform for the period?

I’m pleased to report that the fund delivered strong performance on an absolute basis and relative to its peers and benchmark. For the 12 months ended April 30, 2010, the fund’s class A shares gained 60.03% — outperforming the average 47.73% return for its Lipper peer group, Small-Cap Core Funds, and its benchmark, the Russell 2500 Index, which returned 50.39%.

The stock market rebounded sharply during the period, led by energy, consumer discretionary, and materials stocks, while the telecommunications, utilities, and consumer staples sectors lagged the overall market.

Can you talk about market conditions
during this period?

This 12-month period proved to be one of the most rewarding on record for the stock market. Of course, this performance comes on the heels of one of the most historic declines in stock prices. At the heart of the cathartic recovery was improving investor sentiment.

As early as April of last year, stocks had begun to recover from their dramatic downturn, and we saw that rally broaden as companies across a wider range of industries delivered earnings that exceeded the expectations of Wall Street analysts and investors. Demand stabilized, corporate America became significantly leaner as businesses implemented cost-cutting measures, and we saw widespread positive earnings surprises.

What helped the fund outperform its
benchmark and peers?

The main driver of the fund’s outperformance was our individual stock selection. Despite the unprecedented market conditions we faced in the previous year, our fundamental

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/10. See page 4 and pages 10–12 for additional fund performance information. Index descriptions can be found on page 14.

investment approach never changed. But we did take steps to lay the groundwork for an economic recovery, which in hindsight proved very rewarding.

What were some of the steps you took
during that historically difficult time for the
financial markets?

In October 2008, with a downturn in corporate business fundamentals and a contraction in the credit markets leading to sharply deteriorating economic prospects, the prices of stocks with any perceived risk fell precipitously, regardless of the underlying fundamentals of the businesses. Many well-managed companies that we had been following for some time became quite inexpensive amid the wholesale loss of confidence. Consequently, we added several of these stocks to the portfolio, increasing exposure to industries with economic sensitivity and moving out of step with most investors at the time.

Many of the strongest-performing stocks for this most recent 12-month period were those we added to the portfolio in late 2008 and early 2009. Based on our analysis at that time, these stocks were attractively valued and offered significant upside potential. They spanned a range of sectors, such as consumer discretionary, industrials, energy, and materials.

Tell us about some stocks that contributed
to performance for the period.

One of the top-performing stocks was that of Oshkosh Corporation, which designs and manufactures specialty vehicles, such as emergency vehicles and defense trucks. Oshkosh was awarded several contracts in support of the war effort, and the company’s earnings and sales of military vehicles soared.

Oshkosh was one of several stocks we began focusing on prior to the economic recovery, at a time when our valuation models found it was attractively valued. Other examples that performed well for this current fiscal year were Actuant Corporation, a manufacturer of industrial products, WABCO Holdings, which produces electronic products for car manufacturers, Cliffs Natural Resources, an international mining company, and Century Aluminum Company.

Sector allocations as of 4/30/10

Allocations are represented as a percentage of the fund’s net assets. Holdings and allocations may vary over time.

“Despite unprecedented market condi-
tions, our fundamental investment
approach never changed. But we did
take steps to lay the groundwork
for an economic recovery, which in
hindsight proved very rewarding.”

Joe Joseph

Another highlight in the portfolio was clothing retailer Ann Taylor Stores, which recently rebounded after declining sharply as a result of the recession. In addition to making improvements to its product line, the company implemented cost-cutting strategies by trimming jobs, reducing inventory levels, and closing underperforming stores.

SVB Financial Group, a banking and financial services company, also contributed positively to fund returns. The company held up relatively well through the challenges of the recession and was well positioned to benefit from economic growth and improving capital markets.

Another contributor worth noting is F5 Networks, a networking appliances company that ensures the secure, reliable, and fast delivery of applications. The company continued to increase market share during the economic downturn, which speaks to the competitiveness of its products.

In the health-care sector, Lincare Holdings performed well. The company provides oxygen therapy services to in-home patients with chronic obstructive pulmonary diseases such as emphysema and asthma. Lincare, with more than 1,000 offices across the United States, also supplies home medical equipment.

The rebound in the stock of Autoliv is also worth noting, particularly because it was a top detractor in the previous fiscal year. Autoliv is a supplier of automotive safety systems such as airbags. The company had been hurt considerably by the global economic downturn, and specifically the collapse in sales for U.S. automakers. The stock recovered significantly during this fiscal year, due to the company’s restructuring efforts and a strong recovery in sales.

Top 10 holdings

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Actuant Corp. (1.8%)	Capital goods	Manufacturing
Lincare Holdings, Inc. (1.2%)	Health care	Health-care services
TradeStation Group, Inc. (1.1%)	Financials	Investment banking/Brokerage
WABCO Holdings, Inc. (1.0%)	Capital goods	Trucks and parts
Watson Pharmaceuticals, Inc. (0.9%)	Health care	Pharmaceuticals
King Pharmaceuticals, Inc. (0.9%)	Health care	Pharmaceuticals
Whirlpool Corp. (0.9%)	Consumer cyclicals	Household furniture and appliances
Ann Taylor Stores Corp. (0.9%)	Consumer cyclicals	Retail
Akamai Technologies, Inc. (0.9%)	Technology	Software
TrueBlue, Inc. (0.9%)	Consumer staples	Consumer services

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 4/30/10. Short-term holdings are excluded. Holdings will vary over time.

What are some holdings that detracted
from returns?

TradeStation Group, an online brokerage firm, was hurt by a slowdown in volume and transaction fees as stock market activity declined.

Another disappointment was Emulex Corporation, a provider of computer networking and storage equipment whose stock struggled in the wake of a takeover attempt from Broadcom, a computer chip maker. When the takeover bid was unsuccessful, just after the start of the period, Emulex underperformed, and it turned out to be one of the top detractors for the period.

The recession took its toll on the stock of Dun & Bradstreet, a provider of business information and tools. Demand for Dun & Bradstreet’s products and services slowed considerably as a result of the global economic downturn. The stock of Amerigroup Corporation, a multi-state managed health-care company, declined because of uncertainty surrounding the final shape of a national health-care bill. The company serves individuals who receive health benefits through publicly sponsored programs, such as Medicaid.

King Pharmaceuticals was another detractor, as was GATX Corporation, an industrial equipment leasing company.

What is your outlook for the financial
markets and the fund?

It is important to note that we focus on individual stock selection and do not try to predict the direction of the economy or the broader market. However, the recovery may be at the stage when returns become more subdued and attractive opportunities become more scattered.

For the fund, we continue to see signs of improvement in the fundamentals of many of the companies that we own. And we are still finding attractively valued stocks, particularly in the information technology, industrial, and health-care sectors.

Regardless of the direction the stock market takes in the months ahead, our investment

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

approach remains rooted in a disciplined investment strategy that uses a series of valuation factors to identify stocks that we believe are trading below their intrinsic value. Our goal is to find stocks that will appreciate over time before investors recognize their value.

Thank you, Joe, for your time and
insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joseph Joseph has an M.B.A. from the Stern School of Business at New York University and a B.A. from Loyola College. A Certified Public Accountant, he joined Putnam in 1994 and has been in the investment industry since 1987.

IN THE NEWS

The first-quarter earnings season was much better than expected. With virtually all of the S&P 500 companies reporting, 68% have beaten analysts’ expectations according to Standard & Poor’s. In a typical quarter, 61% of companies beat estimates. Both top-line (sales) and bottom-line earnings (profits) are coming in above expectations. Companies that undertook aggressive cost-cutting during the economic downturn have added to their bottom lines. Now many of those firms are experiencing rising sales, which is essential to sustained, long-term growth.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(10/2/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.78%	6.25%	5.99%	5.99%	6.00%	6.00%	6.25%	5.93%	6.51%	7.01%

10 years	97.39	86.08	82.88	82.88	83.05	83.05	87.38	80.78	92.40	102.42
Annual average	7.04	6.41	6.22	6.22	6.23	6.23	6.48	6.10	6.76	7.31

5 years	39.27	31.26	33.90	32.09	34.05	34.05	35.73	31.03	37.35	40.93
Annual average	6.85	5.59	6.01	5.72	6.04	6.04	6.30	5.55	6.55	7.10

3 years	–7.55	–12.85	–9.73	–12.18	–9.63	–9.63	–8.95	–12.14	–8.31	–6.94
Annual average	–2.58	–4.48	–3.35	–4.24	–3.32	–3.32	–3.08	–4.22	–2.85	–2.37

1 year	60.03	50.74	58.75	53.75	58.64	57.64	59.03	53.53	59.27	60.20

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 4/30/00 to 4/30/10

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $18,288 and $18,305, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $18,078 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $19,240 and $20,242, respectively.

Comparative index returns For periods ended 4/30/10

		Lipper Small-Cap Core Funds
	Russell 2500 Index	category average*

Annual average (life of fund)	6.76%	6.52%

10 years	77.33	103.35
Annual average	5.90	6.93

5 years	33.73	29.92
Annual average	5.99	5.21

3 years	–7.26	–8.99
Annual average	–2.48	–3.22

1 year	50.39	47.73

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/10, there were 740, 631, 524, 277, and 187 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 4/30/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	—		1	1

Income	$0.0286		—	—	—		$0.0152	$0.0467

Capital gains	—		—	—	—		—	—

Return of capital*	0.0014		—	—	—		0.0008	0.0023

Total	$0.0300		—	—	—		$0.0160	$0.0490

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

4/30/09	$6.49	$6.89	$5.94	$6.02	$6.15	$6.37	$6.41	$6.61

4/30/10	10.35	10.98	9.43	9.55	9.78	10.13	10.19	10.53

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* See page 42.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(10/2/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.43%	5.90%	5.64%	5.64%	5.65%	5.65%	5.90%	5.58%	6.17%	6.65%

10 years	68.18	58.55	56.11	56.11	56.13	56.13	59.94	54.33	64.15	72.44
Annual average	5.34	4.72	4.55	4.55	4.56	4.56	4.81	4.43	5.08	5.60

5 years	24.59	17.38	19.93	18.31	19.96	19.96	21.53	17.28	23.10	26.15
Annual average	4.50	3.26	3.70	3.42	3.71	3.71	3.98	3.24	4.24	4.76

3 years	–8.87	–14.12	–11.02	–13.43	–10.99	–10.99	–10.28	–13.44	–9.54	–8.26
Annual average	–3.05	–4.95	–3.82	–4.69	–3.81	–3.81	–3.55	–4.70	–3.29	–2.83

1 year	80.96	70.70	79.52	74.52	79.57	78.57	80.00	73.66	80.41	81.15

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 4/30/09*	1.41%	2.16%	2.16%	1.91%	1.66%	1.16%

Annualized expense ratio for the six-month period
ended 4/30/10†	1.34%	2.09%	2.09%	1.84%	1.59%	1.09%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects projected expenses based on a new expense arrangement and the fund’s 6/30/09 asset level.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Capital Opportunities Fund from November 1, 2009, to April 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.58	$11.79	$11.81	$10.39	$8.99	$6.17

Ending value (after expenses)	$1,282.20	$1,276.10	$1,278.50	$1,278.40	$1,279.30	$1,283.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2010, use the following calculation method. To find the value of your investment on November 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.71	$10.44	$10.44	$9.20	$7.95	$5.46

Ending value (after expenses)	$1,018.15	$1,014.43	$1,014.43	$1,015.67	$1,016.91	$1,019.39

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2500 Index is an unmanaged index of the 2,500 small and midsize companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding
Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2010, Putnam employees had approximately $347,000,000 and the Trustees had approximately $49,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Capital Opportunities Fund
(a series of Putnam Investment Funds):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Opportunities Fund (the “fund”) at April 30, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 10, 2010

The fund’s portfolio 4/30/10

COMMON STOCKS (99.3%)*	Shares	Value

Advertising and marketing services (0.5%)
inVentiv Health, Inc. †	40,400	$930,412

ValueClick, Inc. †	61,137	628,488

		1,558,900
Aerospace and defense (0.6%)
Alliant Techsystems, Inc. †	9,544	772,205

Teledyne Technologies, Inc. †	28,051	1,223,024

		1,995,229
Airlines (0.5%)
Republic Airways Holdings, Inc. †	266,500	1,668,290

		1,668,290
Automotive (0.8%)
BorgWarner, Inc. †	22,363	969,212

Harley-Davidson, Inc.	40,500	1,370,115

		2,339,327
Banking (5.9%)
Bancorp, Inc. †	149,900	1,329,613

Bond Street Holdings, LLC Class A F †	38,819	795,790

Brookline Bancorp, Inc.	24,430	268,486

City Holding Co.	8,799	308,317

City National Corp.	23,518	1,464,701

Commerce Bancshares, Inc.	6,758	279,916

Cullen/Frost Bankers, Inc.	7,574	449,593

East West Bancorp, Inc.	29,400	575,946

First Citizens BancShares, Inc. Class A	5,635	1,160,810

IBERIABANK Corp.	14,800	912,272

International Bancshares Corp.	21,912	529,613

NBH Holdings Co., Inc. 144A Class A †	66,250	1,308,438

OmniAmerican Bancorp, Inc. †	48,400	571,120

PacWest Bancorp	25,949	623,035

Popular, Inc. (Puerto Rico) † S	173,300	682,802

Provident New York Bancorp	137,098	1,407,996

Seacoast Banking Corp. of Florida † S	188,559	411,059

Smithtown Bancorp, Inc. S	19,588	91,084

SVB Financial Group †	44,077	2,169,911

Union First Market Bankshares Corp.	21,445	359,847

Webster Financial Corp.	51,190	1,060,657

Whitney Holding Corp.	66,813	915,338

Wilmington Trust Corp.	45,968	796,625

		18,472,969
Biotechnology (0.3%)
Cubist Pharmaceuticals, Inc. †	37,661	844,360

		844,360
Broadcasting (0.2%)
Clear Channel Outdoor Holdings, Inc. Class A †	42,500	492,150

		492,150
Building materials (1.0%)
AAON, Inc.	23,864	576,077

Apogee Enterprises, Inc.	39,199	538,594

Mohawk Industries, Inc. †	33,700	2,148,038

		3,262,709

COMMON STOCKS (99.3%)* cont.	Shares	Value

Chemicals (4.0%)
American Vanguard Corp.	17,300	$140,130

Ashland, Inc.	18,219	1,085,124

CF Industries Holdings, Inc.	3,005	251,428

Compass Minerals International, Inc.	12,151	915,092

Cytec Industries, Inc.	19,688	946,205

Eastman Chemical Co.	17,419	1,165,679

FMC Corp.	15,203	967,519

Innophos Holdings, Inc.	35,300	1,005,697

International Flavors & Fragrances, Inc.	17,462	874,672

Lubrizol Corp. (The)	12,202	1,102,329

Methanex Corp. (Canada)	44,400	1,029,192

Olin Corp.	39,702	833,742

OM Group, Inc. †	19,679	742,882

Valspar Corp.	45,954	1,439,279

		12,498,970
Commercial and consumer services (1.4%)
Alliance Data Systems Corp. † S	19,859	1,490,617

Bowne & Co., Inc.	31,581	353,076

Deluxe Corp.	34,646	726,527

Dun & Bradstreet Corp. (The)	12,528	964,280

Global Cash Access, Inc. †	30,628	265,851

Sotheby’s Holdings, Inc. Class A S	16,600	554,440

		4,354,791
Communications equipment (1.5%)
F5 Networks, Inc. † S	36,728	2,513,297

Netgear, Inc. †	42,200	1,141,932

Syniverse Holdings, Inc. †	55,425	1,112,934

		4,768,163
Computers (3.8%)
ANSYS, Inc. †	42,235	1,900,575

Blackbaud, Inc.	49,793	1,147,729

Brocade Communications Systems, Inc. †	201,508	1,307,787

Cogent, Inc. †	22,484	232,709

Emulex Corp. † S	187,560	2,203,830

Logitech International SA (NASDAQ) (Switzerland) †	83,651	1,370,203

Logitech International SA (Virt-X Exchange) (Switzerland) † S	11,941	195,275

Polycom, Inc. †	29,027	944,829

Quest Software, Inc. † S	47,000	823,910

Satyam Computer Services., Ltd. ADR (India) †	197,300	1,049,636

Silicon Graphics International Corp. †	86,900	859,441

		12,035,924
Conglomerates (0.9%)
AMETEK, Inc. S	41,460	1,793,145

Harsco Corp.	28,500	882,360

		2,675,505
Construction (1.0%)
Chicago Bridge & Iron Co., NV (Netherlands) †	56,339	1,320,586

Tutor Perini Corp. †	70,454	1,709,919

		3,030,505

COMMON STOCKS (99.3%)* cont.	Shares	Value

Consumer (0.8%)
CSS Industries, Inc.	22,577	$451,992

Helen of Troy, Ltd. (Bermuda) †	68,516	1,850,617

Hooker Furniture Corp.	20,234	318,888

		2,621,497
Consumer goods (1.1%)
Blyth, Inc.	10,528	606,834

Church & Dwight Co., Inc.	16,563	1,146,988

Weight Watchers International, Inc.	62,600	1,663,282

		3,417,104
Consumer services (1.1%)
Brink’s Co. (The)	23,826	634,486

TrueBlue, Inc. †	171,054	2,700,943

		3,335,429
Electric utilities (2.8%)
Alliant Energy Corp.	24,672	843,782

Black Hills Corp. S	32,200	1,059,058

El Paso Electric Co. †	57,100	1,213,375

Integrys Energy Group, Inc. S	14,800	734,228

NSTAR	25,300	925,980

Pepco Holdings, Inc.	53,600	897,264

Pinnacle West Capital Corp.	28,200	1,052,988

PNM Resources, Inc.	64,900	881,991

Westar Energy, Inc.	47,000	1,113,430

		8,722,096
Electrical equipment (0.6%)
Hubbell, Inc. Class B	36,915	1,715,440

		1,715,440
Electronics (2.6%)
International Rectifier Corp. †	57,900	1,332,858

Intersil Corp. Class A	79,307	1,180,088

Omnivision Technologies, Inc. †	75,400	1,324,024

QLogic Corp. †	72,242	1,399,328

Silicon Laboratories, Inc. †	18,600	899,310

Synopsys, Inc. †	55,931	1,270,193

Zoran Corp. †	64,200	624,666

		8,030,467
Energy (oil field) (2.3%)
Basic Energy Services, Inc. †	56,681	578,713

Cal Dive International, Inc. †	41,000	268,960

CARBO Ceramics, Inc.	7,800	571,350

Complete Production Services, Inc. †	69,900	1,054,791

Core Laboratories NV (Netherlands)	1,931	289,438

Helix Energy Solutions Group, Inc. †	60,600	883,548

Hercules Offshore, Inc. †	163,200	646,272

ION Geophysical Corp. †	61,507	369,657

Key Energy Services, Inc. †	84,958	922,644

Rowan Cos., Inc. †	14,800	441,040

Superior Energy Services †	24,700	668,382

Tidewater, Inc. S	11,700	627,237

		7,322,032

COMMON STOCKS (99.3%)* cont.	Shares	Value

Energy (other) (0.4%)
Headwaters, Inc. †	197,564	$1,185,384

		1,185,384
Financial (0.5%)
Broadridge Financial Solutions, Inc.	32,400	771,444

MGIC Investment Corp. †	71,901	749,927

		1,521,371
Forest products and packaging (0.8%)
Packaging Corp. of America	26,951	666,498

Sealed Air Corp. S	53,614	1,152,701

Sonoco Products Co.	23,748	786,771

		2,605,970
Health-care services (5.9%)
Amedisys, Inc. † S	16,000	921,280

AMERIGROUP Corp. †	56,372	2,042,921

AMN Healthcare Services, Inc. †	77,800	711,092

Centene Corp. †	29,200	668,680

Coventry Health Care, Inc. †	34,200	811,908

Cross Country Healthcare, Inc. †	55,000	551,100

Gentiva Health Services, Inc. †	41,200	1,181,616

Health Net, Inc. †	43,400	955,668

Kindred Healthcare, Inc. †	47,500	847,400

LifePoint Hospitals, Inc. †	25,300	965,954

Lincare Holdings, Inc. † S	77,760	3,630,614

Medcath Corp. †	43,457	431,963

Molina Healthcare, Inc. †	43,345	1,264,374

Omnicare, Inc.	36,300	1,008,777

Parexel International Corp. †	62,800	1,480,824

Res-Care, Inc. †	91,600	1,066,224

		18,540,395
Homebuilding (0.3%)
NVR, Inc. †	1,369	983,010

		983,010
Household furniture and appliances (1.0%)
American Woodmark Corp.	14,251	329,341

Whirlpool Corp.	25,800	2,808,846

		3,138,187
Insurance (4.9%)
American Financial Group, Inc.	26,283	773,509

American Physicians Capital, Inc.	8,550	285,912

Amerisafe, Inc. †	15,296	261,562

Aspen Insurance Holdings, Ltd. (Bermuda)	24,175	652,242

CNA Surety Corp. †	42,264	708,767

Delphi Financial Group Class A	37,525	1,031,938

Endurance Specialty Holdings, Ltd. (Bermuda)	26,579	979,436

Hanover Insurance Group, Inc. (The)	22,201	1,000,155

Harleysville Group, Inc.	10,835	346,937

HCC Insurance Holdings, Inc.	31,307	851,237

RenaissanceRe Holdings, Ltd.	14,837	830,130

Safety Insurance Group, Inc.	29,045	1,083,088

SeaBright Insurance Holdings, Inc.	40,545	441,130

COMMON STOCKS (99.3%)* cont.	Shares	Value

Insurance cont.
Selective Insurance Group	64,673	$1,080,686

Stancorp Financial Group	29,822	1,340,797

Universal American Financial Corp. †	78,300	1,201,905

Validus Holdings, Ltd. (Bermuda)	23,751	607,313

W.R. Berkley Corp.	34,389	928,503

Zenith National Insurance Corp.	27,610	1,044,210

		15,449,457
Investment banking/Brokerage (4.7%)
Affiliated Managers Group †	8,149	685,983

Calamos Asset Management, Inc. Class A	22,400	278,880

Eaton Vance Corp. S	21,942	773,236

FBR Capital Markets Corp. †	48,757	230,621

Federated Investors, Inc. S	79,013	1,905,794

Jefferies Group, Inc. S	30,706	835,817

Legg Mason, Inc.	27,400	868,306

optionsXpress Holdings, Inc. †	73,700	1,308,175

SEI Investments Co.	104,200	2,340,332

TradeStation Group, Inc. †	413,200	3,454,352

Waddell & Reed Financial, Inc. Class A	57,122	2,120,369

		14,801,865
Leisure (0.4%)
Polaris Industries, Inc.	22,900	1,354,993

		1,354,993
Machinery (2.5%)
AGCO Corp. †	19,119	669,547

Applied Industrial Technologies, Inc.	72,306	2,225,579

Gardner Denver, Inc.	18,734	942,133

Kennametal, Inc.	43,800	1,439,268

Manitowoc Co., Inc. (The)	142,968	2,002,982

Regal-Beloit Corp.	6,796	429,983

		7,709,492
Manufacturing (3.2%)
Actuant Corp. Class A	248,300	5,693,519

EnPro Industries, Inc. †	36,085	1,139,564

LSB Industries, Inc. †	30,200	536,352

Oshkosh Corp. †	45,600	1,761,072

Roper Industries, Inc.	16,150	985,473

		10,115,980
Medical technology (1.5%)
Conmed Corp. †	56,172	1,249,265

Hill-Rom Holdings, Inc.	49,500	1,569,645

Invacare Corp.	27,379	723,627

Kinetic Concepts, Inc. †	14,200	614,860

SurModics, Inc. † S	24,300	451,980

		4,609,377
Metals (1.8%)
Carpenter Technology Corp.	17,910	703,326

Century Aluminum Co. †	53,102	715,815

Cliffs Natural Resources, Inc.	2,800	175,084

Coeur d’Alene Mines Corp. † S	45,900	822,528

COMMON STOCKS (99.3%)* cont.	Shares	Value

Metals cont.
Commercial Metals Co.	39,400	$586,272

Reliance Steel & Aluminum Co.	27,320	1,333,489

Schnitzer Steel Industries, Inc. Class A	11,800	637,200

United States Steel Corp.	14,800	808,968

		5,782,682
Natural gas utilities (0.6%)
NiSource, Inc.	57,600	938,880

Southwest Gas Corp.	31,962	994,018

		1,932,898
Office equipment and supplies (0.4%)
Ennis Inc.	43,022	795,477

Steelcase, Inc.	61,949	508,601

		1,304,078
Oil and gas (4.0%)
Berry Petroleum Co. Class A	25,605	828,834

Cabot Oil & Gas Corp. Class A	30,514	1,102,471

Clayton Williams Energy, Inc. †	15,000	696,900

Comstock Resources, Inc. †	22,315	715,419

Contango Oil & Gas Co. †	13,700	752,130

Oil States International, Inc. †	20,500	990,355

Patterson-UTI Energy, Inc.	49,400	755,326

Penn Virginia Corp.	30,500	778,055

Petroleum Development Corp. †	32,045	750,173

St. Mary Land & Exploration Co.	15,700	631,768

Swift Energy Co. †	34,916	1,263,261

Unit Corp. †	23,051	1,101,146

Vaalco Energy, Inc.	43,400	243,474

W&T Offshore, Inc.	65,000	615,550

Whiting Petroleum Corp. †	16,114	1,455,578

		12,680,440
Pharmaceuticals (4.0%)
Biovail Corp. (Canada)	133,924	2,276,708

Endo Pharmaceuticals Holdings, Inc. †	47,244	1,034,644

King Pharmaceuticals, Inc. †	295,983	2,900,633

Medicis Pharmaceutical Corp. Class A	83,243	2,112,707

Par Pharmaceutical Cos., Inc. †	46,500	1,262,010

Watson Pharmaceuticals, Inc. † S	69,572	2,979,073

		12,565,775
Power producers (0.2%)
Mirant Corp. †	48,900	570,174

		570,174
Publishing (0.5%)
Gannett Co., Inc. S	83,900	1,427,978

		1,427,978
Railroads (0.4%)
GATX Corp.	42,778	1,396,274

		1,396,274
Real estate (5.4%)
DiamondRock Hospitality Co. R	100,311	1,102,418

Entertainment Properties Trust R	9,664	422,510

Hospitality Properties Trust R	87,194	2,309,769

COMMON STOCKS (99.3%)* cont.	Shares	Value

Real estate cont.
Kimco Realty Corp. R	33,122	$516,372

LaSalle Hotel Properties R	70,994	1,870,692

LTC Properties, Inc. R	34,957	975,300

Macerich Co. (The) R	19,613	876,897

National Health Investors, Inc. R	64,062	2,602,198

National Retail Properties, Inc. R	90,178	2,121,888

Nationwide Health Properties, Inc. R	24,562	860,161

Omega Healthcare Investors, Inc. R	72,242	1,446,285

Taubman Centers, Inc. R S	41,139	1,784,198

		16,888,688
Restaurants (0.6%)
Red Robin Gourmet Burgers, Inc. †	54,800	1,337,668

Sonic Corp. †	45,000	526,950

		1,864,618
Retail (6.4%)
Abercrombie & Fitch Co. Class A	36,470	1,594,833

Aeropostale, Inc. †	40,503	1,176,207

AnnTaylor Stores Corp. †	129,242	2,804,551

Books-A-Million, Inc.	93,178	689,517

Brown Shoe Co., Inc.	33,877	636,888

Buckle, Inc. (The) S	20,111	727,616

Cabela’s, Inc. † S	91,900	1,668,904

Cato Corp. (The) Class A	16,785	398,644

Dollar Tree, Inc. †	22,134	1,343,976

Jos. A. Bank Clothiers, Inc. †	14,358	873,828

Kenneth Cole Productions, Inc. Class A †	49,460	616,272

Nash Finch Co.	29,623	1,037,397

Regis Corp.	16,600	317,392

Saks, Inc. †	141,267	1,377,353

Systemax, Inc.	79,346	1,843,208

Timberland Co. (The) Class A †	95,955	2,063,033

Toro Co. (The)	5,711	325,184

Wolverine World Wide, Inc.	21,883	669,839

		20,164,642
Schools (0.5%)
Career Education Corp. †	53,327	1,560,881

		1,560,881
Semiconductor (2.0%)
Hittite Microwave Corp. †	13,665	700,741

KLA-Tencor Corp.	21,526	733,176

Lam Research Corp. †	20,072	813,920

MKS Instruments, Inc. †	41,400	938,952

Novellus Systems, Inc. †	34,427	901,987

Tessera Technologies, Inc. †	44,600	904,488

Verigy, Ltd. (Singapore) † S	97,000	1,158,180

		6,151,444

COMMON STOCKS (99.3%)* cont.	Shares	Value

Shipping (1.1%)
Arkansas Best Corp.	45,567	$1,387,971

Con-way, Inc.	12,400	481,616

Overseas Shipholding Group	9,916	496,395

Ship Finance International, Ltd. (Bermuda)	54,817	1,085,377

		3,451,359
Software (3.6%)
Akamai Technologies, Inc. †	69,586	2,702,024

Autodesk, Inc. †	43,800	1,489,638

Citrix Systems, Inc. †	30,652	1,440,644

MicroStrategy, Inc. †	16,997	1,301,970

Omnicell, Inc. †	33,400	445,890

Red Hat, Inc. †	23,247	694,388

Shanda Interactive Entertainment, Ltd. ADR (China) † S	11,000	498,740

THQ, Inc. †	41,700	316,920

TIBCO Software, Inc. † S	100,498	1,145,677

Websense, Inc. †	53,714	1,223,068

		11,258,959
Staffing (0.6%)
Administaff, Inc.	20,949	463,811

CDI Corp.	24,870	433,484

Heidrick & Struggles International, Inc.	38,200	1,008,862

		1,906,157
Technology (0.2%)
Unisys Corp. †	22,200	622,044

		622,044
Technology services (2.2%)
Acxiom Corp. †	58,187	1,110,208

FactSet Research Systems, Inc. S	19,908	1,497,480

Fair Isaac Corp. S	41,701	878,223

Global Payments, Inc.	19,954	854,231

IHS, Inc. Class A †	20,749	1,051,352

Perfect World Co., Ltd. ADR (China) †	28,600	957,242

Sohu.com, Inc. (China) †	13,900	669,285

		7,018,021
Telecommunications (0.8%)
ADTRAN, Inc. S	32,696	875,272

NeuStar, Inc. Class A †	65,926	1,613,209

		2,488,481
Textiles (0.8%)
Jones Apparel Group, Inc.	55,800	1,214,208

Maidenform Brands, Inc. †	35,208	803,447

Perry Ellis International, Inc. †	24,607	593,767

		2,611,422
Tobacco (0.3%)
Universal Corp. S	17,694	916,195

		916,195
Toys (0.8%)
Hasbro, Inc. S	59,984	2,300,986

Jakks Pacific, Inc. †	18,613	284,593

		2,585,579

COMMON STOCKS (99.3%)* cont.	Shares	Value

Transportation services (0.3%)
HUB Group, Inc. Class A †	19,819	$634,406

Pacer International, Inc. †	48,627	322,883

		957,289
Trucks and parts (2.0%)
Autoliv, Inc. (Sweden) †	48,643	2,663,204

Superior Industries International, Inc.	42,183	711,205

WABCO Holdings, Inc. †	91,700	3,043,522

		6,417,931
Total common stocks (cost $244,144,264)		$311,701,347

SHORT-TERM INVESTMENTS (10.5%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund [e]	2,480,667	$2,480,667

Short-term investments held as collateral for loaned securities with yields ranging from 0.16% to 0.28% and due dates ranging
from May 3, 2010 to June 21, 2010 [d]	$30,449,633	30,445,386

Total short-term investments (cost $32,926,053)		$32,926,053

TOTAL INVESTMENTS

Total investments (cost $277,070,317)		$344,627,400

Key to holding’s abbreviations
ADR American Depository Receipts

Notes to the fund’s portfolio

The Notes to the fund’s portfolio are for the reporting period ended April 30, 2010.

* Percentages indicated are based on net assets of $313,912,236.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$23,918,127	$—	$—

Capital goods	29,258,150	—	—

Communication services	2,488,481	—	—

Conglomerates	2,675,505	—	—

Consumer cyclicals	45,857,788	—	—

Consumer staples	14,037,781	—	—

Energy	21,187,856	—	—

Financial	65,030,122	1,308,438	795,790

Health care	36,559,907	—	—

Technology	49,689,747	195,275	—

Transportation	7,473,212	—	—

Utilities and power	11,225,168	—	—

Total common stocks	309,401,844	1,503,713	795,790

Short-term investments	2,480,667	30,445,386	—

Totals by level	$311,882,511	$31,949,099	$795,790

At the start and close of the reporting period, Level 3 investments in securities are not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/10

ASSETS

Investment in securities, at value, including $29,525,813 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $274,589,650)	$342,146,733
Affiliated issuers (identified cost $2,480,667) (Note 6)	2,480,667

Dividends, interest and other receivables	335,477

Receivable for shares of the fund sold	294,683

Receivable for investments sold	580,601

Total assets	345,838,161

LIABILITIES

Payable for investments purchased	596,114

Payable for shares of the fund repurchased	356,290

Payable for compensation of Manager (Note 2)	164,081

Payable for investor servicing fees (Note 2)	80,814

Payable for custodian fees (Note 2)	6,441

Payable for Trustee compensation and expenses (Note 2)	105,420

Payable for administrative services (Note 2)	932

Payable for distribution fees (Note 2)	93,478

Collateral on securities loaned, at value (Note 1)	30,445,386

Other accrued expenses	76,969

Total liabilities	31,925,925

Net assets	$313,912,236

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$384,474,366

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(138,119,213)

Net unrealized appreciation of investments	67,557,083

Total — Representing net assets applicable to capital shares outstanding	$313,912,236

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($234,808,634 divided by 22,696,019 shares)	$10.35

Offering price per class A share (100/94.25 of $10.35)*	$10.98

Net asset value and offering price per class B share ($34,146,134 divided by 3,619,242 shares)**	$9.43

Net asset value and offering price per class C share ($13,491,601 divided by 1,413,244 shares)**	$9.55

Net asset value and redemption price per class M share ($5,699,790 divided by 582,969 shares)	$9.78

Offering price per class M share (100/96.50 of $9.78)*	$10.13

Net asset value, offering price and redemption price per class R share
($3,336,560 divided by 327,283 shares)	$10.19

Net asset value, offering price and redemption price per class Y share
($22,429,517 divided by 2,129,605 shares)	$10.53

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 4/30/10

INVESTMENT INCOME

Dividends (net of foreign tax of $12,979)	$3,711,508

Interest (including interest income of $4,099 from investments in affiliated issuers) (Note 6)	4,499

Securities lending	199,264

Total investment income	3,915,271

EXPENSES

Compensation of Manager (Note 2)	1,721,316

Investor servicing fees (Note 2)	1,010,653

Custodian fees (Note 2)	16,299

Trustee compensation and expenses (Note 2)	23,366

Administrative services (Note 2)	14,153

Distribution fees — Class A (Note 2)	488,925

Distribution fees — Class B (Note 2)	358,767

Distribution fees — Class C (Note 2)	112,158

Distribution fees — Class M (Note 2)	36,623

Distribution fees — Class R (Note 2)	12,208

Other	251,884

Total expenses	4,046,352

Expense reduction (Note 2)	(30,989)

Net expenses	4,015,363

Net investment loss	(100,092)

Net realized gain on investments (Notes 1 and 3)	22,395,007

Net realized loss on futures contracts (Note 1)	(60,436)

Net realized gain on foreign currency transactions (Note 1)	2

Net unrealized appreciation of investments and futures contracts during the year	101,548,009

Net gain on investments	123,882,582

Net increase in net assets resulting from operations	$123,782,490

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 4/30/10	Year ended 4/30/09

Operations:
Net investment income (loss)	$(100,092)	$3,502,564

Net realized gain (loss) on investments and
foreign currency transactions	22,334,573	(229,365,533)

Net unrealized appreciation (depreciation) of investments	101,548,009	(13,440,763)

Net increase (decrease) in net assets resulting from operations	123,782,490	(239,303,732)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(649,822)	(1,681,141)

Class M	—	(2,862)

Class R	(4,462)	(11,556)

Class Y	(94,096)	(2,681,993)

From return of capital
Class A	(32,515)	—

Class R	(223)	—

Class Y	(4,708)	—

Redemption fees (Note 1)	10,018	21,083

Decrease from capital share transactions (Note 4)	(34,596,986)	(321,382,521)

Total increase (decrease) in net assets	88,409,696	(565,042,722)

NET ASSETS

Beginning of year	225,502,540	790,545,262

End of year (including undistributed net investment
income of $— and $748,380, respectively)	$313,912,236	$225,502,540

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

			Net realized											Ratio of net
	Net asset	Net	and			From net							Ratio of	investment
	value,	investment	unrealized	Total from	From net	realized				Net asset	Total return	Net assets,	expenses to	income (loss)
	beginning	income	gain (loss) on	investment	investment	gain on	From return	Total	Redemption	value, end of	at net asset	end of period	average net	to average	Portfolio
Period ended	of period	(loss) [a]	investments	operations	income	investments	of capital	distributions	fees [b]	period	value (%) [c]	(in thousands)	assets (%) [d]	net assets (%)	turnover (%)

Class A
April 30, 2010	$6.49	.01	3.88	3.89	(.03)	—	— [b]	(.03)	—	$10.35	60.03	$234,809	1.39	.09	29.92
April 30, 2009	9.25	.05	(2.75)	(2.70)	(.06)	—	—	(.06)	—	6.49	(29.16)	163,115	1.35 [e]	.71 [e]	58.18
April 30, 2008	12.49	.08	(2.33)	(2.25)	(.05)	(.94)	—	(.99)	—	9.25	(18.45)	341,118	1.23 [e]	.71 [e]	37.06
April 30, 2007	12.60	.03	1.36	1.39	— [b]	(1.50)	—	(1.50)	—	12.49	11.72	508,647	1.23 [e]	.23 [e]	58.83
April 30, 2006	10.97	.02 [f]	3.60	3.62	(.07)	(1.92)	—	(1.99)	—	12.60	34.85	476,325	1.20 [e,f]	.13 [e,f]	60.27

Class B
April 30, 2010	$5.94	(.05)	3.54	3.49	—	—	—	—	—	$9.43	58.75	$34,146	2.14	(.65)	29.92
April 30, 2009	8.45	— [b]	(2.51)	(2.51)	—	—	—	—	—	5.94	(29.70)	34,319	2.10 [e]	(.05) [e]	58.18
April 30, 2008	11.54	— [b]	(2.15)	(2.15)	—	(.94)	—	(.94)	—	8.45	(19.11)	81,892	1.98 [e]	(.04) [e]	37.06
April 30, 2007	11.83	(.06)	1.27	1.21	—	(1.50)	—	(1.50)	—	11.54	10.92	167,550	1.98 [e]	(.53) [e]	58.83
April 30, 2006	10.42	(.07) [f]	3.40	3.33	—	(1.92)	—	(1.92)	—	11.83	33.73	228,590	1.95 [e,f]	(.61) [e,f]	60.27

Class C
April 30, 2010	$6.02	(.05)	3.58	3.53	—	—	—	—	—	$9.55	58.64	$13,492	2.14	(.66)	29.92
April 30, 2009	8.55	— [b]	(2.53)	(2.53)	—	—	—	—	—	6.02	(29.59)	8,907	2.10 [e]	(.04) [e]	58.18
April 30, 2008	11.66	— [b]	(2.17)	(2.17)	—	(.94)	—	(.94)	—	8.55	(19.09)	18,438	1.98 [e]	(.04) [e]	37.06
April 30, 2007	11.94	(.06)	1.28	1.22	—	(1.50)	—	(1.50)	—	11.66	10.89	34,473	1.98 [e]	(.52) [e]	58.83
April 30, 2006	10.50	(.07) [f]	3.43	3.36	—	(1.92)	—	(1.92)	—	11.94	33.76	34,354	1.95 [e,f]	(.62) [e,f]	60.27

Class M
April 30, 2010	$6.15	(.03)	3.66	3.63	—	—	—	—	—	$9.78	59.03	$5,700	1.89	(.41)	29.92
April 30, 2009	8.73	.01	(2.59)	(2.58)	— [b]	—	—	—	—	6.15	(29.50)	4,034	1.85 [e]	.20 [e]	58.18
April 30, 2008	11.84	.02	(2.19)	(2.17)	—	(.94)	—	(.94)	—	8.73	(18.78)	7,995	1.73 [e]	.21 [e]	37.06
April 30, 2007	12.07	(.03)	1.30	1.27	—	(1.50)	—	(1.50)	—	11.84	11.20	15,921	1.73 [e]	(.27) [e]	58.83
April 30, 2006	10.59	(.04) [f]	3.46	3.42	(.02)	(1.92)	—	(1.94)	—	12.07	34.05	17,785	1.70 [e,f]	(.36) [e,f]	60.27

Class R
April 30, 2010	$6.41	(.01)	3.81	3.80	(.02)	—	— [b]	(.02)	—	$10.19	59.27	$3,337	1.64	(.17)	29.92
April 30, 2009	9.12	.03	(2.70)	(2.67)	(.04)	—	—	(.04)	—	6.41	(29.22)	1,845	1.60 [e]	.46 [e]	58.18
April 30, 2008	12.34	.05	(2.30)	(2.25)	(.03)	(.94)	—	(.97)	—	9.12	(18.67)	2,577	1.48 [e]	.47 [e]	37.06
April 30, 2007	12.49	— [b]	1.35	1.35	—	(1.50)	—	(1.50)	—	12.34	11.48	2,610	1.48 [e]	(.02) [e]	58.83
April 30, 2006	10.92	(.03) [f]	3.59	3.56	(.07)	(1.92)	—	(1.99)	—	12.49	34.37	1,390	1.45 [e,f]	(.21) [e,f]	60.27

Class Y
April 30, 2010	$6.61	.03	3.94	3.97	(.05)	—	— [b]	(.05)	—	$10.53	60.20	$22,430	1.14	.33	29.92
April 30, 2009	9.43	.08	(2.82)	(2.74)	(.08)	—	—	(.08)	—	6.61	(28.92)	13,283	1.10 [e]	1.00 [e]	58.18
April 30, 2008	12.72	.11	(2.38)	(2.27)	(.08)	(.94)	—	(1.02)	—	9.43	(18.27)	338,526	.98 [e]	.97 [e]	37.06
April 30, 2007	12.79	.06	1.40	1.46	(.03)	(1.50)	—	(1.53)	—	12.72	12.12	432,748	.98 [e]	.48 [e]	58.83
April 30, 2006	11.12	.05 [f]	3.65	3.70	(.11)	(1.92)	—	(2.03)	—	12.79	35.06	389,857	.95 [e,f]	.38 [e,f]	60.27

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	33

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

April 30, 2009	0.01

April 30, 2008	<0.01

April 30, 2007	<0.01

April 30, 2006	<0.01

f Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.03% of average net assets for the period ended April 30, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/10

Note 1: Significant accounting policies

Putnam Capital Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund invests primarily in common stocks of U.S. companies that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes have favorable investment potential, such as stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors it believes will cause the stock price to rise.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from May 1, 2009 through April 30, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, June 10, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At April 30, 2010, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the reporting period, the transaction volume of futures contracts was minimal and the fund did not have any activity on written or purchased options contracts.

F) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At the close of the reporting period, the value of securities loaned amounted to $29,525,813. The fund received cash collateral of $30,445,386 which is pooled with collateral of other Putnam funds into 44 issues of short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At April 30, 2010, the fund had a capital loss carryover of $134,096,438 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$1,397,639	April 30, 2016

90,647,744	April 30, 2017

42,051,055	April 30, 2018

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transaction and net operating loss. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $100,092 to decrease distributions in excess of net investment income and $257,047 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $156,955.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period (the current fiscal year end) were as follows:

Unrealized appreciation	$80,917,763
Unrealized depreciation	(17,383,455)

Net unrealized appreciation	63,534,308
Capital loss carryforward	(134,096,438)
Cost for federal income tax purposes	$281,093,092

I) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.78% of the first $5 billion, 0.73% of the next $5 billion, 0.68% of the next $10 billion, 0.63% of the next $10 billion, 0.58% of the next $50 billion, 0.56% of the next $50 billion, 0.55% of the next $100 billion and 0.545% any excess thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management had agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the reporting period, the fund’s expenses were not reduced as a result of this limit.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $597 under the expense offset arrangements and by $30,392 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $212, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $22,685 and $707 from the sale of class A and class M shares, respectively, and received $18,580 and $250 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $78,471,214 and $114,770,987, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. In certain circumstances shares may be purchased or redeemed through the delivery to the fund or receipt by the shareholders, respectively, of securities, the fair value of which is used to determine the number of shares issued or redeemed. Transactions in capital shares were as follows:

	Year ended 4/30/10		Year ended 4/30/09

Class A	Shares	Amount	Shares	Amount

Shares sold	4,262,762	$36,865,570	4,918,441	$34,837,736

Shares issued in connection with
reinvestment of distributions	76,747	660,788	269,345	1,532,574

	4,339,509	37,526,358	5,187,786	36,370,310

Shares repurchased	(6,766,889)	(55,684,758)	(16,935,185)	(119,807,943)

Net decrease	(2,427,380)	$(18,158,400)	(11,747,399)	$(83,437,633)

	Year ended 4/30/10		Year ended 4/30/09

Class B	Shares	Amount	Shares	Amount

Shares sold	259,732	$2,028,646	372,848	$2,348,902

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	259,732	2,028,646	372,848	2,348,902

Shares repurchased	(2,413,985)	(18,794,134)	(4,285,229)	(28,385,196)

Net decrease	(2,154,253)	$(16,765,488)	(3,912,381)	$(26,036,294)

	Year ended 4/30/10		Year ended 4/30/09

Class C	Shares	Amount	Shares	Amount

Shares sold	222,194	$1,772,443	136,489	$901,556

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	222,194	1,772,443	136,489	901,556

Shares repurchased	(289,710)	(2,294,432)	(811,066)	(5,355,288)

Net decrease	(67,516)	$(521,989)	(674,577)	$(4,453,732)

	Year ended 4/30/10		Year ended 4/30/09

Class M	Shares	Amount	Shares	Amount

Shares sold	74,419	$600,855	62,742	$417,824

Shares issued in connection with
reinvestment of distributions	—	—	526	2,838

	74,419	600,855	63,268	420,662

Shares repurchased	(147,890)	(1,171,708)	(323,072)	(2,350,090)

Net decrease	(73,471)	$(570,853)	(259,804)	$(1,929,428)

	Year ended 4/30/10		Year ended 4/30/09

Class R	Shares	Amount	Shares	Amount

Shares sold	155,900	$1,331,839	122,366	$816,604

Shares issued in connection with
reinvestment of distributions	513	4,355	1,943	10,921

	156,413	1,336,194	124,309	827,525

Shares repurchased	(116,996)	(954,667)	(118,970)	(831,391)

Net increase (decrease)	39,417	$381,527	5,339	$(3,866)

	Year ended 4/30/10		Year ended 4/30/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	630,608	$5,358,395	6,763,412	$51,128,347

Shares issued in connection with
reinvestment of distributions	10,695	93,578	463,203	2,681,946

	641,303	5,451,973	7,226,615	53,810,293

Shares repurchased	(522,348)	(4,413,756)	(19,586,634)	(133,391,785)

Redemptions in kind	—	—	(21,528,218)	(125,940,076)

Net increase (decrease)	118,955	$1,038,217	(33,888,237)	$(205,521,568)

Note 5: Summary of derivative activity

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Futures	Total

Equity contracts	$(60,436)	$(60,436)

Total	$(60,436)	$(60,436)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $4,099 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $45,429,288 and $44,623,295, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

For the year ended April 30, 2010, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

For the tax year ended April 30, 2010, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $393 of distributions paid as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustee was elected, with all funds of the Trust voting together as single class*, as follows:

	Votes for	Votes withheld

Ravi Akhoury	144,159,880	5,756,274

Jameson A. Baxter	144,089,420	5,826,734

Charles B. Curtis	144,163,005	5,753,149

Robert J. Darretta	144,131,113	5,785,041

Myra R. Drucker	144,185,199	5,730,955

John A. Hill	144,123,942	5,792,212

Paul L. Joskow	144,226,682	5,689,472

Elizabeth T. Kennan	143,986,867	5,929,287

Kenneth R. Leibler	144,161,109	5,755,045

Robert E. Patterson	144,163,377	5,752,777

George Putnam, III	144,132,419	5,783,735

Robert L. Reynolds	144,288,500	5,627,654

W. Thomas Stephens	144,223,485	5,692,669

Richard B. Worley	144,224,274	5,691,880

* Reflects votes with respect to election of Trustees by funds of the Trust through December 18, 2009.

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

17,335,091	646,555	595,121	5,224,732

All tabulations are rounded to the nearest whole number.

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Interactive Data
Born 1948	College, and a member of the Investment Committee	Corporation, a provider
Trustee since 2004	of the Kresge Foundation, a charitable trust. Retired in	of financial market
	2009 as Chair of the Board of Trustees of Commonfund,	data and analytics to
	a not-for-profit firm that manages assets for educational	financial institutions and
	endowments and foundations. Advisor to RCM Capital	investors
Management, an investment management firm, and to
the Employee Benefits Investment Committee of The
Boeing Company.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Currently	natural gas transmission
	on leave from his position as the Elizabeth and James	and power services;
	Killian Professor of Economics and Management at the	Exelon Corporation, an
	Massachusetts Institute of Technology. Prior to 2007,	energy company focused
	served as the Director of the Center for Energy and	on power services
Environmental Policy Research at MIT.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Elizabeth T. Kennan	Partner of Cambus-Kenneth Farm (thoroughbred horse	Former Chairman and
Born 1938	and cattle breeding). President Emeritus of Mount	now Lead Director of
Trustee since 1992	Holyoke College. Trustee of the National Trust for Historic	Northeast Utilities,
	Preservation and of Centre College.	which operates New
England’s largest energy
delivery system

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Ruder Finn Group, a
Born 1949	Exchange, an electronic marketplace for the trading	global communications
Trustee since 2006	of derivative securities. Vice Chairman of Beth Israel	and advertising firm;
	Deaconess Hospital in Boston, Massachusetts.	Northeast Utilities,
which operates New
England’s largest energy
delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Chairman of	None
Born 1945	Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee since 2009	assets company, in December 2008.	company focused on
natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC , an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University	an investment
Trustee since 2004	of Pennsylvania Medical Center, the Robert Wood	management firm
Johnson Foundation, a philanthropic organization
devoted to health-care issues, and the National
Constitution Center. Also serves as a Director of
the Colonial Williamsburg Foundation, a historical
preservation organization, and as Chairman of the
Philadelphia Orchestra Association.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2010, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Charles E. Porter (Born 1938)	Management
Senior Advisor to the Trustees
Since 1989	Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer
Steven D. Krichmar (Born 1958)	Since 2007
Vice President and Principal Financial Officer	Managing Director, Putnam Investments,
Since 2002	Putnam Management and Putnam
Senior Managing Director, Putnam Investments	Retail Management

Janet C. Smith (Born 1965)	Mark C. Trenchard (Born 1962)
Vice President, Principal Accounting Officer and	Vice President and BSA Compliance Officer
Assistant Treasurer	Since 2002
Since 2007	Managing Director, Putnam Investments
Managing Director, Putnam Investments and
Putnam Management	Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Susan G. Malloy (Born 1957)	Since 1993
Vice President and Assistant Treasurer
Since 2007	Wanda M. McManus (Born 1947)
Managing Director, Putnam Investments	Vice President, Senior Associate Treasurer and
Assistant Clerk
Beth S. Mazor (Born 1958)	Since 2005
Vice President
Since 2002	Nancy E. Florek (Born 1957)
Managing Director, Putnam Investments	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
James P. Pappas (Born 1953)	Since 2005
Vice President
Since 2004
Managing Director, Putnam Investments and
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus , or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International Growth Fund* **
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Value Fund* ††
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

** Prior to January 1, 2010, the fund was known as Putnam International New Opportunities Fund.

†† Prior to January 1, 2010, the fund was known as Putnam International Growth and Income Fund.

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund
Global Industrials Fund
Global Natural Resources Fund
Global Sector Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	George Putnam, III	James P. Pappas
Putnam Investment	Robert L. Reynolds	Vice President
Management, LLC	W. Thomas Stephens
One Post Office Square	Richard B. Worley	Francis J. McNamara, III
Boston, MA 02109		Vice President and
	Officers	Chief Legal Officer
Marketing Services	Robert L. Reynolds
Putnam Retail Management	President	Robert R. Leveille
One Post Office Square		Vice President and
Boston, MA 02109	Jonathan S. Horwitz	Chief Compliance Officer
Executive Vice President,
Custodian	Principal Executive	Mark C. Trenchard
State Street Bank	Officer, Treasurer and	Vice President and
and Trust Company	Compliance Liaison	BSA Compliance Officer

Legal Counsel	Charles E. Porter	Judith Cohen
Ropes & Gray LLP	Senior Advisor to the Trustees	Vice President, Clerk and
Assistant Treasurer
Independent Registered	Steven D. Krichmar
Public Accounting Firm	Vice President and	Wanda M. McManus
PricewaterhouseCoopers LLP	Principal Financial Officer	Vice President, Senior Associate
Treasurer and Assistant Clerk
Trustees	Janet C. Smith
John A. Hill, Chairman	Vice President, Principal	Nancy E. Florek
Jameson A. Baxter,	Accounting Officer and	Vice President, Assistant Clerk,
Vice Chairman	Assistant Treasurer	Assistant Treasurer and
Ravi Akhoury		Proxy Manager
Charles B. Curtis	Susan G. Malloy
Robert J. Darretta	Vice President and
Myra R. Drucker	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson

This report is for the information of shareholders of Putnam Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

This page left blank intentionally.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN068 261587 6/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In May 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

April 30, 2010	$54,417	$--	$3,168	$342*

April 30, 2009	$78,270	$--	$3,584	$866*

* Includes fees of $342 and $866 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended April 30, 2010 and April 30, 2009, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended April 30, 2010 and April 30, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $385,223 and $486,275 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

April 30, 2010	$ -	$ 262,883	$ -	$ -

April 30, 2009	$ -	$ 415,341	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed- End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed- End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: June 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 28, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237)

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2010

Date of reporting period: May 1, 2009— April 30, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PMVAX

Putnam Mid Cap Value Fund

Annual report
4 | 30 | 10

A world of investing.™

Putnam Investments

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Mid Cap
Value Fund

Annual report
4 | 30 | 10

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	12
Terms and definitions	14
Other information for shareholders	15
Financial statements	16
Federal tax information	39
Shareholder meeting results	40
About the Trustees	41
Officers	43

Message from the Trustees

Dear Fellow Shareholder:

Volatility returned to global equity markets this spring. This change was to be expected after the remarkable advances of the past year, but the headlines from Europe added fuel.

If 2009 can be characterized as a rebound from the liquidity crisis, the investment environment for 2010 is shaping up to be somewhat more difficult, one that requires analysis, insight, innovation, and expertise.

These attributes form the very core of Putnam’s analytic, active-management approach, which seeks to weather short-term periods of market dislocation, while preparing for the expected return of a more positive investing environment. With volatility rising in fixed-income markets, bond investors should benefit from active management as well.

Of special note, the Trustees have approved a change in your fund’s name and investment strategy. As of September 1, 2010, the fund will be renamed Putnam Multi-Cap Value Fund, and the fund’s investment strategy will change to allow the fund to invest in companies of any size. The fund will continue to invest mainly in common stocks of U.S. companies, with a focus on value stocks, but it will no longer be required to invest at least 80% of its net assets in midsize companies.

About the fund
Seeking undervalued companies before their potential is recognized

Hidden opportunities — and a measure of patience — are key ingredients in the strategy of Putnam Mid Cap Value Fund. The fund invests in stocks of midsize companies, seeking to take advantage of potential rewards as they mature through their business life cycles.

One advantage of investing in midsize companies is that Wall Street analysts generally prefer to monitor the stocks of large companies, and consequently they pay less attention to the mid-cap universe. This contributes to market inefficiencies that can lead to mispriced stocks, enhancing the possibility of finding bargains. For firms with strong research capabilities, these stocks can represent attractive opportunities. With support from a team of dedicated stock analysts, the fund’s portfolio manager seeks to identify promising midsize companies before the market recognizes their potential.

Another advantage of midsize companies is that they tend to offer a greater degree of stability than smaller, less mature companies. Most midsize companies have developed a solid infrastructure, including professional management and a comprehensive business plan. At the same time, mid-cap companies are generally more agile than larger companies, which means they can offer stronger growth potential.

Because the fund is managed in the value style, the manager seeks stocks that are attractively priced in relation to the company’s earnings and growth potential. A stock price may be low because the company is being underestimated or because its industry is currently out of favor with investors. Often, companies in the portfolio are undergoing changes that may lift their stock prices, such as restructuring, introduction of new products, or streamlining of operations to cut costs.

Of course, such changes can take time. As noted in the fund’s first report to shareholders, “Once a stock is in the portfolio, patience is called for while waiting for the positive change … this fund is most appropriate for those with long-term investment horizons.”

Consider these risks before investing:

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater fluctuations in the value of your investment. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

In-depth analysis is key to
successful stock selection

Drawing on the expertise of a dedicated team of stock analysts, the fund’s portfolio manager seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to meet certain criteria, including:

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s profitability potential.

Change The manager focuses on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality The manager looks for high-quality companies, seeking characteristics such as sound balance sheets, profitable business models, and competent management.

Putnam Mid Cap Value Fund holdings have spanned industries over time.

Performance
snapshot

Annualized total return (%) comparison as of 4/30/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

4

Interview with your
fund’s portfolio manager

James Polk

Jim, how did Putnam Mid Cap Value Fund
perform for the annual period ending
April 30, 2010?

The fund delivered strong performance for the year, with class A shares returning 53.44%. Those returns outpaced our Lipper peers, Mid-Cap Value Funds, which returned 49.34%, while slightly lagging the fund’s benchmark, the Russell Midcap Value Index, which returned 54.39%.

What was the key to the fund’s
strong performance?

Our bottom-up, fundamental analysis really drove performance. When constructing our portfolio, we categorize our value holdings in three distinct categories. The first is turnaround stories that may be more contrarian plays in terms of market sentiment. The second is companies whose values are cheap relative to their peers. And the third includes businesses with solid fundamentals that may be fairly valued but have strong business momentum.

When you look back upon the start of this annual period in May 2009, we had just started to rebound from the market lows of March 9, 2009. The holdings that aided performance the most from that point forward were the group of stocks that dragged down performance during the prior year: the turnaround stories. A number of those holdings spearheaded the strong performance we had throughout the year.

Which sectors and holdings aided
performance the most?

The consumer discretionary sector was an area of the market that many were writing off due to fears that consumer spending would not rebound quickly from the economic downturn. We felt those fears were

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/10. See pages 4 and pages 10–12 for additional fund performance information. Index descriptions can be found on page 14.

5

overblown and decided the valuations on many consumer discretionary stocks were indeed worthwhile — and the portfolio was rewarded as a result. Looking into that sector, OfficeMax was a big winner for us. OfficeMax was left for dead by many analysts because the company had some unique debt on its balance sheets that was misunderstood and caused some overreaction among investors. At the time, investors were selling virtually any stock with debt on its balance sheets; however, when we looked at OfficeMax’s debt, we didn’t believe the situation was nearly as dire. We saw a company that had done a great job cutting costs and — when you cleared away the prevailing mood of the market — was a cheaply valued stock with little debt and significant earning power. Ultimately, OfficeMax rebounded strongly, boosting our returns.

Pier 1 Imports faced a similar situation, having restructured a significant amount of debt. During the period, the company did an effective job re-energizing its stores, changing the product mix, and, in the process, becoming more relevant to consumers. Talbots was a third company that powered the portfolio’s returns. Talbots lost its market share and relevance among younger consumers in recent years. Under the direction of its CEO, however, Talbots aggressively brought the brand back to life, and fortunately for our fund, we were able to identify its changing fortunes early on.

Indeed, consumer confidence rose during the period. The Conference Board reported that its Consumer Confidence Index increased for three consecutive months through May.

Other contributors to the fund in the consumer discretionary sector included an overweight in Avis Budget Group and Expedia. These securities may have also reflected increased consumer confidence as economic indicators began to show improvement over the period. While we still held Avis in the portfolio as of April 30, 2010, we had sold Expedia by the end of the period.

What were some of the significant detractors?

Financials was certainly the sector that hurt performance the most. Despite our underweight in the sector, owning specific companies such as Fidelity National and CIT Group dragged down performance early in

Sector allocations as of 4/30/10

Allocations are represented as a percentage of the fund’s net assets. Holdings and allocations may vary over time.

6

“A stock-picker’s market really plays
to Putnam’s strengths.”
James Polk

the period. Later in the period, as the market started coming out of the downturn, our underweight in financials then prevented us from fully participating in the sector’s rebound.

The energy sector faced challenges during the period. The price of oil dropped. Also, the Gulf of Mexico oil spill began in April, which will likely have an impact on energy-exploration companies. Among the fund’s detractors was Petrohawk Energy, an energy exploration company working in the Gulf Coast area.

Having finished such a strong year, with so
many stocks rallying, is it more difficult for a
value investor right now?

I do think it’s more difficult. At the beginning of the period, when the market was near its bottom, if you were going to make value-oriented investments, the biggest deciding factor was how much faith you had that the U.S. government could stimulate the economy to prevent a complete and total meltdown, as many investors had feared. Now, a year later, we’re at a much different juncture. With so many stocks having rallied, we now have a stock-picker’s market. In other words, to differentiate potential winners from losers, you now need to place stronger emphasis on business fundamentals of companies — not just valuations.

How are you changing the fund’s strategy
for this shift in order to uncover value in
today’s market?

We feel a stock-picker’s market really plays to Putnam’s strengths. We believe the depth of our research capabilities differentiates us from other firms. For our fund, we have 25 people performing fundamental analysis on companies every day. We have myriad touch points that tell us at all times what is going on at the companies we are targeting. That level of research makes a tremendous difference. Other funds without these research capabilities often have to rely on macroeconomic views of the market to build their portfolio. In our case, we do not need to make macro calls. Instead, we can roll up our sleeves and research company by company to find the best opportunities for our investors.

Top 10 holdings

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Lincare Holdings, Inc. (2.1%)	Health care	Health-care services
Alberto-Culver Co. (1.8%)	Consumer staples	Consumer goods
Pioneer Natural Resources Co. (1.7%)	Energy	Oil and gas
Atmel Corp. (1.7%)	Technology	Semiconductor
Owens Corning, Inc. (1.6%)	Consumer cyclicals	Building materials
Avis Budget Group, Inc. (1.5%)	Consumer staples	Consumer services
DTE Energy Co. (1.5%)	Utilities and power	Electric utilities
SunTrust Banks, Inc. (1.5%)	Financials	Banking
Hartford Financial Services Group, Inc. (1.4%)	Financials	Insurance
Masco Corp. (1.4%)	Consumer cyclicals	Building materials

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 4/30/10. Short-term holdings are excluded. Holdings will vary over time.

7

What is your outlook on the market?

We believe three factors could impact the market over the next several quarters. First, we are likely to face ongoing head winds from the economic problems in Greece, Portugal, and Spain. Second, the U.S. federal stimulus is starting to unwind, which will have implications for the U.S. economy. Third, as we discussed, the market’s valuations aren’t as attractive as they were 6, 9, or 12 months ago. As a result of those three developments, we’re a bit more cautious. However, we still believe there are companies out there that can grow either by taking market share or through pricing. We also think mergers and acquisitions will play a bigger role than they have in the past several quarters. Again, we feel our fund’s research capabilities will allow us to find those companies without making a macro call on the market. We have the ability to identify those companies whose stocks might be mispriced or those that we believe will be significantly better positioned 12 to 18 months down the road.

Thank you, Jim, for your time and
insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager James Polk has an M.B.A. from Babson College and a B.A. from Colby College. A CFA charterholder, he joined Putnam in 1998 and has been in the investment industry since 1994.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

8

IN THE NEWS

The first-quarter earnings season was much better than expected. With virtually all of the S&P 500 companies reporting, 68% have beaten earnings analysts’ expectations, according to Standard & Poor’s. In a typical quarter, 61% of companies beat estimates. Both top-line (sales) and bottom-line earnings (profits) are coming in above expectations. Companies that undertook aggressive cost-cutting measures during the economic downturn have added to their bottom lines. Now many of those firms are experiencing rising sales, which is essential to sustained, long-term growth.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.08%	8.46%	8.26%	8.26%	8.26%	8.26%	8.53%	8.17%	8.81%	9.29%

10 years	127.68	114.67	111.26	111.26	111.22	111.22	116.67	109.00	122.14	132.47
Annual average	8.58	7.94	7.77	7.77	7.76	7.76	8.04	7.65	8.31	8.80

5 years	26.46	19.16	21.73	20.10	21.75	21.75	23.32	18.98	24.87	28.16
Annual average	4.81	3.57	4.01	3.73	4.01	4.01	4.28	3.54	4.54	5.09

3 years	–13.96	–18.90	–15.89	–18.00	–15.91	–15.91	–15.26	–18.24	–14.62	–13.25
Annual average	–4.89	–6.74	–5.60	–6.40	–5.61	–5.61	–5.37	–6.49	–5.13	–4.63

1 year	53.44	44.70	52.34	47.34	52.27	51.27	52.77	47.40	53.00	53.79

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

10

Change in the value of a $10,000 investment ($9,425 after sales charge) Cumulative total return from 4/30/00 to 4/30/10

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $21,126 and $21,122, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $20,900 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $22,214 and $23,247, respectively.

Comparative index returns For periods ended 4/30/10

		Lipper Mid-Cap Value Funds
	Russell Midcap Value Index	category average*

Annual average (life of fund)	8.68%	8.12%

10 years	134.43	117.01
Annual average	8.89	7.76

5 years	28.75	28.06
Annual average	5.18	5.00

3 years	–13.75	–11.59
Annual average	–4.81	–4.12

1 year	54.39	49.34

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/10, there were 215, 190, 145, 56, and 55 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 4/30/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	—		—	1

Income	$0.014		—	—	—		—	$0.036

Capital gains	—		—	—	—		—	—

Total	$0.014		—	—	—		—	$0.036

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

4/30/09	$7.61	$8.07	$7.28	$7.27	$7.41	$7.68	$7.51	$7.63

4/30/10	11.66	12.37	11.09	11.07	11.32	11.73	11.49	11.69

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

11

Fund performance as of most recent calendar quarter

Total return for periods ended 3/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.59%	7.97%	7.78%	7.78%	7.78%	7.78%	8.05%	7.68%	8.33%	8.81%

10 years	123.01	110.09	107.09	107.09	107.03	107.03	112.25	104.71	117.55	127.74
Annual average	8.35	7.71	7.55	7.55	7.55	7.55	7.82	7.43	8.08	8.58

5 years	15.19	8.58	10.91	9.43	10.92	10.92	12.31	8.36	13.74	16.76
Annual average	2.87	1.66	2.09	1.82	2.09	2.09	2.35	1.62	2.61	3.15

3 years	–15.28	–20.13	–17.22	–19.29	–17.24	–17.24	–16.59	–19.52	–15.94	–14.57
Annual average	–5.38	–7.22	–6.11	–6.89	–6.11	–6.11	–5.87	–6.98	–5.62	–5.11

1 year	73.18	63.22	71.90	66.90	71.85	70.85	72.23	66.10	72.58	73.78

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 4/30/09*	1.39%	2.14%	2.14%	1.89%	1.64%	1.14%

Annualized expense ratio for the six-month period
ended 4/30/10 †	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects projected expenses based on new expense limitations and the fund’s June 30, 2009 asset level.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

12

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Mid Cap Value Fund from November 1, 2009, to April 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.14	$11.40	$11.39	$9.99	$8.56	$5.72

Ending value (after expenses)	$1,304.70	$1,298.60	$1,297.80	$1,301.20	$1,302.70	$1,305.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2010, use the following calculation method. To find the value of your investment on November 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.26	$9.99	$9.99	$8.75	$7.50	$5.01

Ending value (after expenses)	$1,018.60	$1,014.88	$1,014.88	$1,016.12	$1,017.36	$1,019.84

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell Midcap Value Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14

Other information for shareholders

Important notice regarding
Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2010, Putnam employees had approximately $347,000,000 and the Trustees had approximately $49,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

15

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16

Report of Independent Registered Public Accounting Firm

The Board of Trustees of Putnam Investment Funds and Shareholders of
Putnam Mid Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Mid Cap Value Fund (the “fund”), a series of Putnam Investment Funds, including the fund’s portfolio, as of April 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Mid Cap Value Fund as of April 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 10, 2010

17

The fund’s portfolio 4/30/10

COMMON STOCKS (98.0%)*	Shares	Value

Aerospace and defense (1.0%)
BE Aerospace, Inc. †	204,100	$6,063,811

		6,063,811
Airlines (0.3%)
Republic Airways Holdings, Inc. †	265,800	1,663,908

		1,663,908
Banking (6.3%)
Comerica, Inc.	145,800	6,123,600

First Horizon National Corp.	441,874	6,252,517

Huntington Bancshares, Inc.	1,025,900	6,945,343

People’s United Financial, Inc.	216,800	3,366,904

SunTrust Banks, Inc.	292,000	8,643,200

SVB Financial Group †	125,300	6,168,519

		37,500,083
Beverage (0.7%)
Molson Coors Brewing Co. Class B	92,300	4,094,428

		4,094,428
Biotechnology (1.3%)
Viropharma, Inc. †	606,302	7,712,161

		7,712,161
Broadcasting (0.8%)
TiVo, Inc. †	269,700	4,725,144

		4,725,144
Building materials (3.0%)
Masco Corp. S	515,600	8,368,188

Owens Corning, Inc. † S	271,000	9,425,380

		17,793,568
Chemicals (1.6%)
Ashland, Inc.	86,700	5,163,852

Valspar Corp.	163,300	5,114,556

		10,278,408
Coal (1.6%)
James River Coal Co. †	85,400	1,607,228

Massey Energy Co.	144,900	5,307,687

Walter Industries, Inc. S	30,100	2,432,381

		9,347,296
Communications equipment (0.7%)
Tellabs, Inc.	454,800	4,129,584

		4,129,584
Computers (3.8%)
Brocade Communications Systems, Inc. †	914,604	5,935,780

Polycom, Inc. † S	219,000	7,128,450

Silicon Graphics International Corp. †	266,500	2,635,685

Xerox Corp.	610,500	6,654,450

		22,354,365
Construction (1.4%)
USG Corp. † S	344,700	8,134,920

		8,134,920
Consumer goods (4.0%)
Alberto-Culver Co.	362,000	10,425,600

Church & Dwight Co., Inc.	95,700	6,627,225

Newell Rubbermaid, Inc. S	405,044	6,914,101

		23,966,926

18

COMMON STOCKS (98.0%)* cont.	Shares	Value

Consumer services (1.5%)
Avis Budget Group, Inc. † S	603,200	$9,120,384

		9,120,384
Containers (2.3%)
Owens-Illinois, Inc. †	192,000	6,804,480

Silgan Holdings, Inc.	112,100	6,762,993

		13,567,473
Electric utilities (4.3%)
Ameren Corp.	273,400	7,097,464

DTE Energy Co. S	185,500	8,935,535

Great Plains Energy, Inc.	330,500	6,388,565

Progress Energy, Inc.	76,780	3,065,058

		25,486,622
Energy (oil field) (2.2%)
National-Oilwell Varco, Inc.	67,700	2,980,831

Oceaneering International, Inc. †	65,400	4,283,700

Superior Well Services, Inc. † S	410,467	5,951,772

		13,216,303
Financial (2.3%)
CIT Group, Inc. †	103,400	4,198,040

Discover Financial Services	378,200	5,846,972

MGIC Investment Corp. † S	356,577	3,719,098

		13,764,110
Food (1.1%)
Mead Johnson Nutrition Co. Class A	126,500	6,528,665

		6,528,665
Forest products and packaging (1.0%)
Louisiana-Pacific Corp. † S	527,900	6,208,104

		6,208,104
Health-care services (6.2%)
AmerisourceBergen Corp. S	263,700	8,135,145

Coventry Health Care, Inc. †	126,500	3,003,110

Humana, Inc. †	89,500	4,091,940

Lincare Holdings, Inc. † S	266,300	12,433,547

Mednax, Inc. †	99,600	5,472,024

Omnicare, Inc.	134,730	3,744,147

		36,879,913
Homebuilding (1.0%)
M.D.C. Holdings, Inc.	160,700	6,154,810

		6,154,810
Insurance (8.0%)
Assured Guaranty, Ltd. (Bermuda) S	316,100	6,811,955

Fidelity National Financial, Inc. Class A	323,400	4,909,212

Hanover Insurance Group, Inc. (The)	168,100	7,572,905

Hartford Financial Services Group, Inc. (The)	294,834	8,423,407

HCC Insurance Holdings, Inc.	219,000	5,954,610

Marsh & McLennan Cos., Inc.	147,200	3,565,184

W.R. Berkley Corp.	93,500	2,524,500

XL Capital, Ltd. Class A S	440,700	7,844,460

		47,606,233

19

COMMON STOCKS (98.0%)* cont.	Shares	Value

Investment banking/Brokerage (3.2%)
Ameriprise Financial, Inc.	149,962	$6,952,238

Bond Street Holdings, LLC Class A F †	77,846	1,595,843

E*Trade Financial Corp. †	2,374,900	3,989,832

Invesco, Ltd.	287,468	6,608,889

		19,146,802
Media (0.9%)
Interpublic Group of Companies, Inc. (The) †	620,163	5,525,652

		5,525,652
Medical technology (0.9%)
Cooper Companies, Inc. (The)	136,400	5,304,596

		5,304,596
Metals (2.0%)
Steel Dynamics, Inc. S	315,500	4,956,505

United States Steel Corp. S	124,100	6,783,306

		11,739,811
Natural gas utilities (2.0%)
National Fuel Gas Co.	98,900	5,144,778

Questar Corp.	138,100	6,621,895

		11,766,673
Oil and gas (5.8%)
Cabot Oil & Gas Corp. Class A	159,000	5,744,670

Newfield Exploration Co. †	116,763	6,794,439

PetroHawk Energy Corp. †	367,300	7,930,007

Pioneer Natural Resources Co.	158,500	10,164,605

Swift Energy Co. †	106,800	3,864,024

		34,497,745
Power producers (0.8%)
AES Corp. (The) † S	402,700	4,647,158

		4,647,158
Publishing (0.8%)
Gannett Co., Inc. S	272,100	4,631,142

		4,631,142
Real estate (2.1%)
Chimera Investment Corp. R	1,506,637	6,132,013

Glimcher Realty Trust R	223,500	1,522,035

Host Marriott Corp. R	312,842	5,086,811

		12,740,859
Restaurants (1.2%)
Domino’s Pizza, Inc. †	447,400	6,894,434

		6,894,434
Retail (7.8%)
Big Lots, Inc. † S	164,600	6,287,720

Macy’s, Inc.	306,100	7,101,520

NBTY, Inc. †	182,900	7,440,372

OfficeMax, Inc. †	425,000	8,075,000

Pier 1 Imports, Inc. †	635,800	5,264,424

Ross Stores, Inc. S	77,100	4,317,600

Talbots, Inc. † S	485,980	7,994,371

		46,481,007
Schools (1.0%)
Career Education Corp. † S	200,700	5,874,489

		5,874,489

20

COMMON STOCKS (98.0%)* cont.	Shares	Value

Semiconductor (3.0%)
Atmel Corp. †	1,813,200	$9,863,808

Cymer, Inc. † S	154,928	5,290,791

Formfactor, Inc. † S	174,121	2,613,556

		17,768,155
Shipping (3.3%)
Con-way, Inc.	182,980	7,106,943

Genco Shipping & Trading, Ltd. † S	343,700	7,960,092

Nordic American Tanker Shipping (Bermuda) S	144,100	4,501,684

		19,568,719
Software (1.0%)
Amdocs, Ltd. (United Kingdom) †	191,500	6,116,510

		6,116,510
Technology services (2.0%)
Ingram Micro, Inc. Class A †	311,600	5,658,656

United Online, Inc. S	817,924	6,518,854

		12,177,510
Telephone (0.7%)
Leap Wireless International, Inc. †	221,300	4,054,216

		4,054,216
Textiles (1.1%)
Hanesbrands, Inc. †	220,900	6,289,023

		6,289,023
Toys (1.1%)
Mattel, Inc.	275,800	6,357,190

		6,357,190
Trucks and parts (0.9%)
Autoliv, Inc. (Sweden) † S	96,900	5,305,278

		5,305,278
Total common stocks (cost $426,764,218)		$583,184,188

21

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.3%)*	strike price	amount	Value

Alliance Data Systems Corp. (Call)	Sept-10/$75.00	272,490	$1,506,870

Avis Budget Group, Inc. (Call)	May-10/12.50	772,579	2,232,753

Boston Scientific Corp. (Call)	Aug-10/8.00	697,000	209,100

Brocade Communications Systems, Inc. (Call)	Oct-10/6.00	856,957	839,818

Community Health Systems, Inc. (Call)	Sept-10/45.00	196,230	374,260

iShares Russell 2000 Index Fund (Put)	May-10/70.00	905,084	1,060,396

iShares Russell 2000 Index Fund (Put)	May-10/68.00	694,615	499,845

iShares Russell 2000 Index Fund (Put)	May-10/71.00	320,932	481,847

Micron Technology, Inc. (Call)	Jul-10/12.00	778,921	125,417

Republic Airways Holdings, Inc. (Call)	Aug-10/7.50	378,346	132,421

Total purchased options outstanding (cost $4,807,478)			$7,462,727

U.S. TREASURY OBLIGATIONS (0.5%)* [i]	Principal amount	Value

U.S. Treasury Notes
1 1/4s, November 30, 2010	$1,140,000	$1,152,074
7/8s, January 31, 2011	1,440,000	1,448,680

U.S. Treasury Inflation Protected Securities 1 3/8s
January 15, 2020	287,651	291,903

Total U.S. treasury obligations (cost $2,892,657)		$2,892,657

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

Popular, Inc. zero % cv. pfd. (Puerto Rico)	4,843	$164,807

Total convertible preferred stocks (cost $121,075)		$164,807

SHORT-TERM INVESTMENTS (22.2%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund [e]	12,476,025	$12,476,025

Short-term investments held as collateral for loaned securities with yields ranging from 0.16% to 0.28% and due dates ranging
from May 3, 2010 to June 21, 2010 [d]	$116,737,403	116,721,120

U.S. Treasury Bills with effective yields ranging from 0.26%
to 0.27%, December 16, 2010 ##	2,703,000	2,698,399

Total short-term investments (cost $131,895,720)		$131,895,544

TOTAL INVESTMENTS

Total investments (cost $566,481,148)		$725,599,923

Notes to the fund’s portfolio

The Notes to the fund’s portfolio are for the reporting period ended April 30, 2010.

* Percentages indicated are based on net assets of $594,941,529.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs (Note 1).

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, liquid assets totaling $109,580,290 have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

The dates shown on debt obligations are the original maturity dates.

22

WRITTEN OPTIONS OUTSTANDING at 4/30/10 (premiums received $1,933,900)

	Contract	Expiration date/
	amount	strike price	Value

AES Corp. (Call)	92,621	May-10/$13.74	$3,853

Alliance Data Systems Corp. (Call)	272,490	Sept-10/85.00	460,508

Avis Budget Group, Inc. (Call)	772,579	May-10/15.00	865,288

Boston Scientific Corp. (Call)	697,000	Aug-10/10.00	48,790

Brocade Communications Systems, Inc. (Call)	856,957	Oct-10/8.00	205,670

Community Health Systems, Inc. (Call)	196,230	Sept-10/55.00	60,090

Gannett Co. (Call)	272,100	Jul-10/19.00	168,838

Hartford Financial Services Group, Inc. (The) (Call)	108,600	Jun-10/25.00	439,830

Hartford Financial Services Group, Inc. (The) (Call)	112,037	May-10/27.70	169,949

Huntington Bancshares, Inc. (Call)	512,950	May-10/5.46	684,737

Leap Wireless International, Inc. (Call)	127,108	May-10/17.76	167,516

Macy’s, Inc. (Call)	61,867	May-10/20.55	180,386

Masco Corp. (Call)	113,432	May-10/15.98	82,579

Massey Energy Co. (Call)	25,230	May-10/49.75	1,756

Micron Technology, Inc. (Call)	778,921	Jul-10/14.00	26,521

Newfield Exploration Co. (Call)	16,046	May-10/58.23	33,103

Owens Corning (Call)	271,000	May-10/28.43	1,789,413

Pioneer Natural Resources Co. (Call)	26,945	May-10/55.77	237,035

Republic Airways Holdings, Inc. (Call)	378,346	Aug-10/10.00	22,701

Steel Dynamics, Inc. (Call)	66,255	May-10/18.54	1,868

United Online, Inc. (Call)	176,468	May-10/7.09	161,468

United States Steel Corp. (Call)	21,435	May-10/58.03	32,853

Total			$5,844,752

23

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$36,361,243	$—	$—

Capital goods	24,936,562	—	—

Communication services	4,054,216	—	—

Consumer cyclicals	97,957,536	—	—

Consumer staples	56,479,326	—	—

Energy	57,061,344	—	—

Financials	129,162,244	—	1,595,843

Health care	49,896,670	—	—

Technology	62,546,124	—	—

Transportation	21,232,627	—	—

Utilities and power	41,900,453	—	—

Total common stocks	581,588,345	—	1,595,843
Convertible preferred stocks	—	164,807	—

Purchased options outstanding	—	7,462,727	—

U.S. Treasury Obligations	—	2,892,657	—

Short-term investments	12,476,025	119,419,519	—

Totals by level	$594,064,370	$129,939,710	$1,595,843
		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Written options	$—	$(5,844,752)	$—

Totals by level	$—	$(5,844,752)	$—

At the start and close of the reporting period, Level 3 investments in securities/other financial investments are not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

24

Statement of assets and liabilities 4/30/10

ASSETS

Investment in securities, at value, including $112,842,348 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $554,005,123)	$713,123,898
Affiliated issuers (identified cost $12,476,025) (Note 6)	12,476,025

Cash	282,075

Dividends, interest and other receivables	208,182

Receivable for shares of the fund sold	1,447,410

Receivable for investments sold	5,168,625

Total assets	732,706,215

LIABILITIES

Payable for investments purchased	10,298,731

Payable for shares of the fund repurchased	1,248,327

Payable for compensation of Manager (Note 2)	294,393

Payable for investor servicing fees (Note 2)	106,398

Payable for custodian fees (Note 2)	5,519

Payable for Trustee compensation and expenses (Note 2)	85,164

Payable for administrative services (Note 2)	1,796

Payable for distribution fees (Note 2)	139,503

Written options outstanding, at value (premiums received $1,933,900) (Notes 1 and 3)	5,844,752

Collateral on securities loaned, at value (Note 1)	116,721,120

Collateral on certain derivative contracts, at value (Note 1)	2,892,657

Other accrued expenses	126,326

Total liabilities	137,764,686

Net assets	$594,941,529

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$687,441,739

Undistributed net investment income (Note 1)	181,235

Accumulated net realized loss on investments (Note 1)	(247,889,368)

Net unrealized appreciation of investments	155,207,923

Total — Representing net assets applicable to capital shares outstanding	$594,941,529

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($494,840,734 divided by 42,452,460 shares)	$11.66

Offering price per class A share (100/94.25 of $11.66)*	$12.37

Net asset value and offering price per class B share ($18,509,472 divided by 1,669,049 shares)**	$11.09

Net asset value and offering price per class C share ($16,894,306 divided by 1,525,713 shares)**	$11.07

Net asset value and redemption price per class M share ($4,299,463 divided by 379,900 shares)	$11.32

Offering price per class M share (100/96.50 of $11.32)*	$11.73

Net asset value, offering price and redemption price per class R share
($9,265,461 divided by 806,413 shares)	$11.49

Net asset value, offering price and redemption price per class Y share
($51,132,093 divided by 4,375,079 shares)	$11.69

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

25

Statement of operations Year ended 4/30/10

INVESTMENT INCOME

Dividends	$7,117,290

Interest (including interest income of $33,697 from investments in affiliated issuers) (Note 6)	34,590

Securities lending	353,241

Total investment income	7,505,121

EXPENSES

Compensation of Manager (Note 2)	3,604,148

Investor servicing fees (Note 2)	1,804,162

Custodian fees (Note 2)	16,968

Trustee compensation and expenses (Note 2)	42,754

Administrative services (Note 2)	26,253

Distribution fees — Class A (Note 2)	1,147,959

Distribution fees — Class B (Note 2)	220,669

Distribution fees — Class C (Note 2)	144,591

Distribution fees — Class M (Note 2)	31,964

Distribution fees — Class R (Note 2)	37,204

Other	317,115

Fees waived and reimbursed by Manager (Note 2)	(89,890)

Total expenses	7,303,897

Expense reduction (Note 2)	(56,991)

Net expenses	7,246,906

Net investment income	258,215

Net realized gain on investments (Notes 1 and 3)	107,649,387

Net realized loss on written options (Notes 1 and 3)	(3,468,341)

Net unrealized appreciation of investments and written options during the year	130,427,632

Net gain on investments	234,608,678

Net increase in net assets resulting from operations	$234,866,893

The accompanying notes are an integral part of these financial statements.

26

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 4/30/10	Year ended 4/30/09

Operations:
Net investment income	$258,215	$2,985,545

Net realized gain (loss) on investments	104,181,046	(332,221,545)

Net unrealized appreciation (depreciation) of investments	130,427,632	(2,364,714)

Net increase (decrease) in net assets resulting from operations	234,866,893	(331,600,714)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(667,894)	(1,751,492)

Class R	—	(3,614)

Class Y	(149,970)	(253,749)

Increase in capital from settlement payments	4,189	—

Redemption fees (Note 1)	1,563	3,618

Increase (decrease) from capital share transactions (Note 4)	(129,429,224)	111,485,445

Total increase (decrease) in net assets	104,625,557	(222,120,506)

NET ASSETS

Beginning of year	490,315,972	712,436,478

End of year (including undistributed net investment
income of $181,235 and $755,752, respectively)	$594,941,529	$490,315,972

The accompanying notes are an integral part of these financial statements.

27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

			Net realized											Ratio	Ratio of net
	Net asset	Net	and			From net								of expenses	investment
	value,	investment	unrealized	Total from	From net	realized				Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	income	gain (loss) on	investment	investment	gain on	From return	Total	Redemption	reimburse-	value, end	at net asset end	of period	net assets	to average	turnover
Period ended	of period	(loss) [a]	investments	operations	income	investments	of capital	distributions	fees [b]	ments	of period	value (%) [c]	(in thousands)	(%) d, [e]	net assets (%) [e]	(%)

CLASS A
April 30, 2010	$7.61	.01	4.05	4.06	(.01)	—	—	(.01)	—	— [b,f]	$11.66	53.44	$494,841	1.30	.09	98.42
April 30, 2009	11.97	.05	(4.38)	(4.33)	(.03)	—	—	(.03)	—	—	7.61	(36.15)	412,152	1.30	.54	130.22
April 30, 2008	16.26	.04	(1.85)	(1.81)	(.06)	(2.41)	(.01)	(2.48)	—	—	11.97	(12.18)	527,392	1.27	.25	70.64
April 30, 2007	15.91	.24 [g]	1.95	2.19	(.24)	(1.60)	—	(1.84)	—	—	16.26	14.66	707,081	1.23	1.53 [g]	63.15
April 30, 2006	13.88	.04 [h]	3.70	3.74	(.01)	(1.70)	—	(1.71)	—	—	15.91	28.18	614,761	1.22 [h]	.28 [h]	63.63

CLASS B
April 30, 2010	$7.28	(.06)	3.87	3.81	—	—	—	—	—	— [b,f]	$11.09	52.34	$18,509	2.05	(.67)	98.42
April 30, 2009	11.50	(.02)	(4.20)	(4.22)	—	—	—	—	—	—	7.28	(36.70)	24,934	2.05	(.24)	130.22
April 30, 2008	15.76	(.07)	(1.77)	(1.84)	—	(2.41)	(.01)	(2.42)	—	—	11.50	(12.78)	81,207	2.02	(.49)	70.64
April 30, 2007	15.46	.12 [g]	1.89	2.01	(.11)	(1.60)	—	(1.71)	—	—	15.76	13.79	228,560	1.98	.78 [g]	63.15
April 30, 2006	13.62	(.07) [h]	3.61	3.54	—	(1.70)	—	(1.70)	—	—	15.46	27.18	276,306	1.97 [h]	(.46) [h]	63.63

CLASS C
April 30, 2010	$7.27	(.06)	3.86	3.80	—	—	—	—	—	— [b,f]	$11.07	52.27	$16,894	2.05	(.67)	98.42
April 30, 2009	11.47	(.02)	(4.18)	(4.20)	—	—	—	—	—	—	7.27	(36.62)	12,816	2.05	(.23)	130.22
April 30, 2008	15.74	(.07)	(1.78)	(1.85)	—	(2.41)	(.01)	(2.42)	—	—	11.47	(12.87)	30,367	2.02	(.50)	70.64
April 30, 2007	15.47	.12 [g]	1.88	2.00	(.13)	(1.60)	—	(1.73)	—	—	15.74	13.77	45,357	1.98	.80 [g]	63.15
April 30, 2006	13.62	(.07) [h]	3.62	3.55	—	(1.70)	—	(1.70)	—	—	15.47	27.26	39,800	1.97 [h]	(.47) [h]	63.63

CLASS M
April 30, 2010	$7.41	(.04)	3.95	3.91	—	—	—	—	—	— [b,f]	$11.32	52.77	$4,299	1.80	(.43)	98.42
April 30, 2009	11.67	— [b]	(4.26)	(4.26)	—	—	—	—	—	—	7.41	(36.50)	3,886	1.80	.02	130.22
April 30, 2008	15.93	(.03)	(1.81)	(1.84)	—	(2.41)	(.01)	(2.42)	—	—	11.67	(12.64)	8,204	1.77	(.24)	70.64
April 30, 2007	15.63	.16 [g]	1.90	2.06	(.16)	(1.60)	—	(1.76)	—	—	15.93	14.04	15,160	1.73	1.03 [g]	63.15
April 30, 2006	13.71	(.03) [h]	3.65	3.62	—	(1.70)	—	(1.70)	—	—	15.63	27.61	14,075	1.72 [h]	(.21) [h]	63.63

CLASS R
April 30, 2010	$7.51	(.02)	4.00	3.98	—	—	—	—	—	— [b,f]	$11.49	53.00	$9,265	1.55	(.17)	98.42
April 30, 2009	11.80	.02	(4.30)	(4.28)	(.01)	—	—	(.01)	—	—	7.51	(36.31)	5,935	1.55	.28	130.22
April 30, 2008	16.08	— [b]	(1.82)	(1.82)	(.04)	(2.41)	(.01)	(2.46)	—	—	11.80	(12.39)	7,143	1.52	.01	70.64
April 30, 2007	15.77	.18 [g]	1.95	2.13	(.22)	(1.60)	—	(1.82)	—	—	16.08	14.39	6,110	1.48	1.21 [g]	63.15
April 30, 2006	13.81	(.01) [h]	3.69	3.68	(.02)	(1.70)	—	(1.72)	—	—	15.77	27.86	2,959	1.47 [h]	(.03) [h]	63.63

CLASS Y
April 30, 2010	$7.63	.03	4.07	4.10	(.04)	—	—	(.04)	—	— [b,f]	$11.69	53.79	$51,132	1.05	.33	98.42
April 30, 2009	12.01	.07	(4.40)	(4.33)	(.05)	—	—	(.05)	—	—	7.63	(35.96)	30,592	1.05	.78	130.22
April 30, 2008	16.30	.07	(1.84)	(1.77)	(.10)	(2.41)	(.01)	(2.52)	—	—	12.01	(11.91)	58,124	1.02	.51	70.64
April 30, 2007	15.94	.27 [g]	1.97	2.24	(.28)	(1.60)	—	(1.88)	—	—	16.30	14.96	55,241.98		1.76 [g]	63.15
April 30, 2006	13.90	.08 [h]	3.71	3.79	(.05)	(1.70)	—	(1.75)	—	—	15.94	28.50	46,314	.97 [h]	.52 [h]	63.63

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28	29

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to April 30, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

April 30, 2010	0.02%

April 30, 2009	0.05

April 30, 2008	0.01

April 30, 2007	<0.01

April 30, 2006	<0.01

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission ( the “SEC”) and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

g Reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.17	1.10%

Class B	0.16	1.10

Class C	0.17	1.13

Class M	0.17	1.10

Class R	0.16	1.06

Class Y	0.17	1.09

h Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended April 30, 2006.

The accompanying notes are an integral part of these financial statements.

30

Notes to financial statements 4/30/10

Note 1: Significant accounting policies

Putnam Mid Cap Value Fund (the “fund”) is a diversified series of Putnam Investment Funds (the “Trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of midsize companies which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes are currently undervalued. The fund seeks current income as a secondary objective.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately five and a half years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Prior to December 2009, class B shares converted to class A shares after approximately six and a half years. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from May 1, 2009 through April 30, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, June 10, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors,

31

including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately 1,900,000 on purchased options contracts for the reporting period. See Note 3 for the volume of written options contracts activity for the reporting period.

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events

32

of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $1,174,932 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $3,521,036 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $2,698,405.

F) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At the close of the reporting period, the value of securities loaned amounted to $112,842,348. The fund received cash collateral of $116,721,120 which is pooled with collateral of other Putnam funds into 44 issues of short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At April 30, 2010, the fund had a capital loss carryover of $230,458,526 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$92,313,532	April 30, 2017

138,144,994	April 30, 2018

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions and straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $14,868 to decrease undistributed net investment income and $4,189 to decrease paid-in-capital, with an decrease to accumulated net realized losses of $19,057.

33

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period (the current fiscal year end) were as follows:

Unrealized appreciation	$148,675,370
Unrealized depreciation	(6,370,367)

Net unrealized appreciation	142,305,003
Undistributed ordinary income	181,235
Capital loss carryforward	(230,458,526)
Cost for federal income tax purposes	$583,294,920

I) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (“base fee”) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.74% of the first $5 billion, 0.69% of the next $5 billion, 0.64% of the next $10 billion, 0.59% of the next $10 billion, 0.54% of the next $50 billion, 0.52% of the next $50 billion, 0.51% of the next $100 billion and 0.505% thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management had agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses did not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement was based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. During the reporting period, the fund’s expenses were reduced by $89,890 as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the reporting period, the fund’s expenses were not reduced as a result of this limit.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

34

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,634 under the expense offset arrangements and by $55,357 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $409, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $33,179 and $322 from the sale of class A and class M shares, respectively, and received $31,546 and $338 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $517,135,102 and $639,601,519, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Contract Amounts	Premiums Received

Written options outstanding
at beginning of the reporting period	1,411,545	$1,552,700

Options opened	11,736,864	4,738,727
Options exercised	(219,280)	(1,137,289)
Options expired	(2,112,742)	(1,167,944)
Options closed	(4,859,770)	(2,052,294)

Written options outstanding
at end of the reporting period	5,956,617	$1,933,900

35

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	Year ended 4/30/10		Year ended 4/30/09

Class A	Shares	Amount	Shares	Amount

Shares sold	14,410,859	$136,866,480	38,923,674	$393,128,137

Shares issued in connection with
reinvestment of distributions	67,760	647,791	259,917	1,686,863

	14,478,619	137,514,271	39,183,591	394,815,000

Shares repurchased	(26,194,026)	(251,951,429)	(29,077,829)	(239,454,121)

Net increase (decrease)	(11,715,407)	$(114,437,158)	10,105,762	$155,360,879

	Year ended 4/30/10		Year ended 4/30/09

Class B	Shares	Amount	Shares	Amount

Shares sold	299,746	$2,793,967	427,708	$3,538,642

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	299,746	2,793,967	427,708	3,538,642

Shares repurchased	(2,054,090)	(18,385,400)	(4,067,789)	(35,231,755)

Net decrease	(1,754,344)	$(15,591,433)	(3,640,081)	$(31,693,113)

	Year ended 4/30/10		Year ended 4/30/09

Class C	Shares	Amount	Shares	Amount

Shares sold	156,195	$1,502,351	194,964	$1,549,164

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	156,195	1,502,351	194,964	1,549,164

Shares repurchased	(392,971)	(3,487,764)	(1,079,028)	(8,592,643)

Net decrease	(236,776)	$(1,985,413)	(884,064)	$(7,043,479)

	Year ended 4/30/10		Year ended 4/30/09

Class M	Shares	Amount	Shares	Amount

Shares sold	56,381	$523,637	125,498	$851,553

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	56,381	523,637	125,498	851,553

Shares repurchased	(200,690)	(1,862,118)	(304,049)	(2,699,555)

Net decrease	(144,309)	$(1,338,481)	(178,551)	$(1,848,002)

	Year ended 4/30/10		Year ended 4/30/09

Class R	Shares	Amount	Shares	Amount

Shares sold	307,134	$2,945,416	445,813	$3,591,828

Shares issued in connection with
reinvestment of distributions	—	—	553	3,543

	307,134	2,945,416	446,366	3,595,371

Shares repurchased	(291,100)	(2,766,949)	(261,461)	(2,105,863)

Net increase	16,034	$178,467	184,905	$1,489,508

36

	Year ended 4/30/10		Year ended 4/30/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,222,198	$11,975,412	1,941,009	$16,906,406

Shares issued in connection with
reinvestment of distributions	15,539	148,710	39,032	253,705

	1,237,737	12,124,122	1,980,041	17,160,111

Shares repurchased	(873,654)	(8,379,328)	(2,809,557)	(21,940,459)

Net increase (decrease)	364,083	$3,744,794	(829,516)	$(4,780,348)

As of the close of the reporting period, three shareholders of record owned 6.2%, 6.3% and 9.8%, respectively, of the outstanding shares of the fund.

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of April 30, 2010

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Equity contracts	Investments	$7,462,727	Investments	$5,844,752

Total		$7,462,727		$5,844,752

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Equity contracts	$1,487,304	$—	$—	$—	$1,487,304

Total	$1,487,304	$—	$—	$—	$1,487,304

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Equity contracts	$(1,385,748)	$—	$—	$—	$(1,385,748)

Total	$(1,385,748)	$—	$—	$—	$(1,385,748)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $33,697 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $300,663,322 and $312,739,902, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

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Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

38

Federal tax information (Unaudited)

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended April 30, 2010, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended April 30, 2010, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $4,825 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

39

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustee was elected, with all funds of the Trust voting together as single class*, as follows:

	Votes for	Votes withheld

Ravi Akhoury	144,159,880	5,756,274

Jameson A. Baxter	144,089,420	5,826,734

Charles B. Curtis	144,163,005	5,753,149

Robert J. Darretta	144,131,113	5,785,041

Myra R. Drucker	144,185,199	5,730,955

John A. Hill	144,123,942	5,792,212

Paul L. Joskow	144,226,682	5,689,472

Elizabeth T. Kennan	143,986,867	5,929,287

Kenneth R. Leibler	144,161,109	5,755,045

Robert E. Patterson	144,163,377	5,752,777

George Putnam, III	144,132,419	5,783,735

Robert L. Reynolds	144,288,500	5,627,654

W. Thomas Stephens	144,223,485	5,692,669

Richard B. Worley	144,224,274	5,691,880

* Reflects votes with respect to election of Trustees by funds of the Trust through December 18, 2009.

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

32,597,238	515,157	429,058	10,962,205

All tabulations are rounded to the nearest whole number.

40

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relationand
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Interactive Data
Born 1948	College, and a member of the Investment Committee	Corporation, a provider
Trustee since 2004	of the Kresge Foundation, a charitable trust. Retired in	of financial market
	2009 as Chair of the Board of Trustees of Commonfund,	data and analytics to
	a not-for-profit firm that manages assets for educational	financial institutions and
	endowments and foundations. Advisor to RCM Capital	investors
Management, an investment management firm, and to
the Employee Benefits Investment Committee of The
Boeing Company.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Currently	natural gas transmission
	on leave from his position as the Elizabeth and James	and power services;
	Killian Professor of Economics and Management at the	Exelon Corporation, an
	Massachusetts Institute of Technology. Prior to 2007,	energy company focused
	served as the Director of the Center for Energy and	on power services
Environmental Policy Research at MIT.

41

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Elizabeth T. Kennan	Partner of Cambus-Kenneth Farm (thoroughbred horse	Former Chairman and
Born 1938	and cattle breeding). President Emeritus of Mount	now Lead Director of
Trustee since 1992	Holyoke College. Trustee of the National Trust for Historic	Northeast Utilities,
	Preservation and of Centre College.	which operates New
England’s largest energy
delivery system

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Ruder Finn Group, a
Born 1949	Exchange, an electronic marketplace for the trading	global communications
Trustee since 2006	of derivative securities. Vice Chairman of Beth Israel	and advertising firm;
	Deaconess Hospital in Boston, Massachusetts.	Northeast Utilities,
which operates New
England’s largest energy
delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Chairman of	None
Born 1945	Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee since 2009	assets company, in December 2008.	company focused on
natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC , an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University	an investment
Trustee since 2004	of Pennsylvania Medical Center, the Robert Wood	management firm
Johnson Foundation, a philanthropic organization
devoted to health-care issues, and the National
Constitution Center. Also serves as a Director of
the Colonial Williamsburg Foundation, a historical
preservation organization, and as Chairman of the
Philadelphia Orchestra Association.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2010, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal , or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

42

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Charles E. Porter (Born 1938)	Management
Senior Advisor to the Trustees
Since 1989	Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer
Steven D. Krichmar (Born 1958)	Since 2007
Vice President and Principal Financial Officer	Managing Director, Putnam Investments,
Since 2002	Putnam Management and Putnam
Senior Managing Director, Putnam Investments	Retail Management

Janet C. Smith (Born 1965)	Mark C. Trenchard (Born 1962)
Vice President, Principal Accounting Officer and	Vice President and BSA Compliance Officer
Assistant Treasurer	Since 2002
Since 2007	Managing Director, Putnam Investments
Managing Director, Putnam Investments and
Putnam Management	Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Susan G. Malloy (Born 1957)	Since 1993
Vice President and Assistant Treasurer
Since 2007	Wanda M. McManus (Born 1947)
Managing Director, Putnam Investments	Vice President, Senior Associate Treasurer and
Assistant Clerk
Beth S. Mazor (Born 1958)	Since 2005
Vice President
Since 2002	Nancy E. Florek (Born 1957)
Managing Director, Putnam Investments	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
James P. Pappas (Born 1953)	Since 2005
Vice President
Since 2004
Managing Director, Putnam Investments and
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	George Putnam, III	James P. Pappas
Putnam Investment	Robert L. Reynolds	Vice President
Management, LLC	W. Thomas Stephens
One Post Office Square	Richard B. Worley	Francis J. McNamara, III
Boston, MA 02109		Vice President and
	Officers	Chief Legal Officer
Marketing Services	Robert L. Reynolds
Putnam Retail Management	President	Robert R. Leveille
One Post Office Square		Vice President and
Boston, MA 02109	Jonathan S. Horwitz	Chief Compliance Officer
Executive Vice President,
Custodian	Principal Executive	Mark C. Trenchard
State Street Bank	Officer, Treasurer and	Vice President and
and Trust Company	Compliance Liaison	BSA Compliance Officer

Legal Counsel	Charles E. Porter	Judith Cohen
Ropes & Gray LLP	Senior Advisor to the Trustees	Vice President, Clerk and
Assistant Treasurer
Independent Registered	Steven D. Krichmar
Public Accounting Firm	Vice President and	Wanda M. McManus
KPMG LLP	Principal Financial Officer	Vice President, Senior Associate
Treasurer and Assistant Clerk
Trustees	Janet C. Smith
John A. Hill, Chairman	Vice President, Principal	Nancy E. Florek
Jameson A. Baxter,	Accounting Officer and	Vice President, Assistant Clerk,
Vice Chairman	Assistant Treasurer	Assistant Treasurer and
Ravi Akhoury		Proxy Manager
Charles B. Curtis	Susan G. Malloy
Robert J. Darretta	Vice President and
Myra R. Drucker	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson

This report is for the information of shareholders of Putnam Mid Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN075 261583 6/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In May 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

April 30, 2010	$37,800	$--	$3,800	$-

April 30, 2009	$40,925	$--	$3,900	$-

For the fiscal years ended April 30, 2010 and April 30, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 3,800 and $3,900 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

April 30,
2010	$ -	$ -	$ -	$ -

April 30,
2009	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed- End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed- End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: June 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 28, 2010